Exhibit 99.1

Supplemental Operating and Financial Data
for the Quarter Ended March 31, 2024

THE COMPANY

Boston Properties, Inc. (NYSE: BXP) (“BXP” or the “Company”) is the largest publicly traded developer, owner, and manager of premier workplaces in the United States, concentrated in six dynamic gateway markets - Boston, Los Angeles, New York, San Francisco, Seattle, and Washington, DC. BXP has delivered places that power progress for our clients and communities for more than 50 years. BXP is a fully integrated real estate company, organized as a real estate investment trust (REIT). Including properties owned by joint ventures, BXP’s portfolio totals 53.5 million square feet and 187 properties, including 11 properties under construction/redevelopment. BXP’s properties include 165 office properties, 14 retail properties (including two retail properties under construction/redevelopment), seven residential properties (including two residential properties under construction) and one hotel. BXP is well-known for its in-house building management expertise and responsiveness to clients’ needs. BXP holds a superior track record of developing premium Central Business District (CBD) office buildings, successful mixed-use complexes, suburban office centers and build-to-suit projects for a diverse array of creditworthy clients. BXP actively works to promote its growth and operations in a sustainable and responsible manner.  BXP has earned a twelfth consecutive GRESB “Green Star” recognition and the highest GRESB 5-star Rating. BXP, an S&P 500 company, was founded in 1970 by Mortimer B. Zuckerman and Edward H. Linde and became a public company in 1997.

FORWARD-LOOKING STATEMENTS

This Supplemental package contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. You can identify these statements by our use of the words “anticipates,” “believes,” “budgeted,” “could,” “estimates,” “expects,” “guidance,” “intends,” “may,” “might,” “plans,” “projects,” “should,” “will,” and similar expressions that do not relate to historical matters. These statements are based on our current plans, expectations, projections and assumptions about future events. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond BXP’s control. If our underlying assumptions prove inaccurate, or known or unknown risks or uncertainties materialize, actual results could differ materially from those expressed or implied by the forward-looking statements. These factors include, without limitation, the risks and uncertainties related to the impact of changes in general economic and capital market conditions, including continued inflation, increased interest rates, supply chain disruptions, labor market disruptions, dislocation and volatility in capital markets, potential longer-term changes in consumer and client behavior resulting from the severity and duration of any downturn in the U.S. or global economy, general risks affecting the real estate industry (including, without limitation, the inability to enter into or renew leases on favorable terms, changes in client preferences and space utilization, dependence on clients’ financial condition, and competition from other developers, owners and operators of real estate), the impact of geopolitical conflicts, the immediate and long-term impact of the outbreak of a highly infectious or contagious disease on our and our clients’ financial condition, results of operations and cash flows (including the impact of actions taken to contain the outbreak or mitigate its impact, the direct and indirect economic effects of the outbreak and containment measures on our clients, and the ability of our clients to successfully operate their businesses), the uncertainties of investing in new markets, the costs and availability of financing, the effectiveness of our interest rate hedging contracts, the ability of our joint venture partners to satisfy their obligations, the effects of local, national and international economic and market conditions, the effects of acquisitions, dispositions and possible impairment charges on our operating results, the impact of newly adopted accounting principles on the Company’s accounting policies and on period-to-period comparisons of financial results, the uncertainties of costs to comply with regulatory changes (including costs to comply with the Securities and Exchange Commission’s rules to standardize climate-related disclosures) and other risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission. These forward-looking statements speak only as of the date of issuance of this report and are not guarantees of future results, performance or achievements. BXP does not undertake a duty to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as otherwise required by law.

NON-GAAP FINANCIAL MEASURES

This Supplemental package includes non-GAAP financial measures, which are accompanied by what the Company considers the most directly comparable financial measures calculated and presented in accordance with GAAP. Quantitative reconciliations of the differences between the most directly comparable GAAP financial measures and the non-GAAP financial measures presented are provided within this Supplemental package. Definitions of these non-GAAP financial measures and statements of the reasons why management believes the non-GAAP measures provide useful information to investors about the Company’s financial condition and results of operations, and, if applicable, the other purposes for which management uses the measures, can be found in the Definitions section of this Supplemental starting on page 56.

The Company also presents “BXP’s Share” of certain of these measures, which are non-GAAP financial measures that are calculated as the consolidated amount calculated in accordance with GAAP, plus the Company’s share of the amount from the Company’s unconsolidated joint ventures (calculated based upon the Company’s percentage ownership interest and, in some cases, after priority allocations), minus the Company’s partners’ share of the amount from the Company’s consolidated joint ventures (calculated based upon the partners’ percentage ownership interests and, in some cases, after income allocation to private REIT shareholders and their share of fees due to the Company).  Management believes that presenting “BXP’s Share” of these measures provides useful information to investors regarding the Company’s financial condition and/or results of operations because the Company has several significant joint ventures and, in some cases, the Company exercises significant influence over, but does not control, the joint venture, in which case GAAP requires that the Company account for the joint venture entity using the equity method of accounting and the Company does not consolidate it for financial reporting purposes. In other cases, GAAP requires that the Company consolidate the venture even though the Company’s partner(s) owns a significant percentage interest. As a result, management believes that presenting BXP’s Share of various financial measures in this manner can help investors better understand the Company’s financial condition and/or results of operations after taking into account its true economic interest in these joint ventures.  The Company cautions investors that the ownership percentages used in calculating “BXP’s Share” of these measures may not completely and accurately depict all of the legal and economic implications of holding an interest in a consolidated or unconsolidated joint venture. For example, in addition to partners’ interests in profits and capital, venture agreements vary in the allocation of rights regarding decision making (both routine and major decisions), distributions, transferability of interests, financings and guarantees, liquidations and other matters. As a result, presentations of “BXP’s Share” of a financial measure should not be considered a substitute for, and should only be considered together with and as a supplement to, the Company’s financial information presented in accordance with GAAP. Unless noted otherwise, reconciliations of “BXP’s Share” of these financial measures can be found in the Reconciliations section of this Supplemental package starting on page 60.

GENERAL INFORMATION

Corporate Headquarters	Trading Symbol	Investor Relations	Inquiries
800 Boylston Street	BXP	BXP	Inquiries should be directed to
Suite 1900		800 Boylston Street, Suite 1900	Helen Han
Boston, MA 02199	Stock Exchange Listing	Boston, MA 02199	Vice President, Investor Relations
www.bxp.com	New York Stock Exchange	investors.bxp.com	at 617.236.3429 or
(t) 617.236.3300		investorrelations@bxp.com	hhan@bxp.com
(t) 617.236.3429
Michael E. LaBelle
Executive Vice President, Chief Financial Officer
at 617.236.3352 or
mlabelle@bxp.com
(Cover photo: 901 New York Avenue, Washington, DC)

Q1 2024
Table of contents

Q1 2024
Company profile
SNAPSHOT

(as of March 31, 2024)

Fiscal Year-End	December 31
Total Properties (includes unconsolidated joint ventures and properties under development/redevelopment)	187
Total Square Feet (includes unconsolidated joint ventures and properties under development/redevelopment)	53.5 million
Common shares outstanding, plus common units and LTIP units (other than unearned Multi-Year Long-Term Incentive Program (MYLTIP) Units) on an as-converted basis [1,2]	176.2 million
Closing Price, at the end of the quarter	$65.31 per share
Dividend - Quarter/Annualized	$0.98/$3.92 per share
Dividend Yield	6.0%
Consolidated Market Capitalization [2]	$26.9 billion
BXP’s Share of Market Capitalization [2,3]	$26.9 billion
Unsecured Senior Debt Ratings	BBB (S&P); Baa2 (Moody’s)
STRATEGY

BXP’s primary business objective is to maximize return on investment in an effort to provide its investors with the greatest possible total return in all points of the economic cycle. To achieve this objective, the key tenets of our business strategy are to:
•continue to embrace our leadership position in the premier workplace segment and leverage our strength in portfolio quality, client relationships, development skills, market penetration, and sustainability to profitably build market share;
•maintain a keen focus on select dynamic gateway markets that exhibit the strongest economic growth and investment characteristics over time - currently Boston, Los Angeles, New York, San Francisco, Seattle, and Washington, DC;
•invest in the highest quality buildings (primarily premier workplaces) with unique amenities and desirable locations that are able to maintain high occupancy rates and achieve premium rental rates through economic cycles;
•maintain scale and a full-service real estate capability (leasing, development, construction, marketing, legal, and property management) in our markets to ensure we (1) see all relevant investment deal flow, (2) maintain an ability to execute on all types of real estate opportunities, such as acquisitions, dispositions, repositioning and development, throughout the real estate investment cycle, (3) provide superior service to our clients and (4) develop and manage our assets in the most sustainable manner possible;
•pursue attractive asset class adjacencies where we have a track record of success, such as life sciences and residential development;
•maintain a leadership position in sustainability innovation to minimize emissions from BXP’s development and in-service portfolio, as well as to provide clients sustainable solutions for their space use needs;
•ensure a strong balance sheet to maintain consistent access to capital and the ability to make new investments at opportune times; and
•foster a culture and reputation of integrity, excellence and purposefulness, making us the employer of choice for talented real estate professionals, the landlord and developer of choice for our clients, as well as the counterparty of choice for real estate industry participants.
MANAGEMENT

Board of Directors
Owen D. Thomas	Chairman of the Board	Owen D. Thomas	Chief Executive Officer
Douglas T. Linde		Douglas T. Linde	President
Joel I. Klein	Lead Independent Director	Raymond A. Ritchey	Senior Executive Vice President
Kelly A. Ayotte		Michael E. LaBelle	Executive Vice President, Chief Financial Officer and Treasurer
Bruce W. Duncan	Chair of Compensation Committee	Donna D. Garesche	Executive Vice President, Chief Human Resources Officer
Carol B. Einiger		Rodney C. Diehl	Executive Vice President, West Coast Regions
Diane J. Hoskins	Chair of Sustainability Committee	Bryan J. Koop	Executive Vice President, Boston Region
Mary E. Kipp	Chair of Audit Committee	Hilary Spann	Executive Vice President, New York Region
Matthew J. Lustig	Chair of Nominating & Corporate	Peter V. Otteni	Executive Vice President, Co-Head of the Washington, DC
	Governance Committee		Region
William H. Walton, III		John J. Stroman	Executive Vice President, Co-Head of the Washington, DC
Derek A. (Tony) West			Region
		Eric G. Kevorkian	Senior Vice President, Chief Legal Officer and Secretary
		Michael R. Walsh	Senior Vice President, Chief Accounting Officer
		Colin D. Joynt	Senior Vice President, Chief Information Officer
		James J. Whalen	Senior Vice President, Chief Technology Officer
___________________
1Common units and LTIP units are units of limited partnership interest in Boston Properties Limited Partnership, the entity through which the Company conducts substantially all of its business.
2For additional detail, see page 27.
3For the Company’s definitions and related disclosures, see the Definitions and Reconciliations sections of this Supplemental package starting on page 56.

Q1 2024
Guidance and assumptions
GUIDANCE

BXP’s guidance for the second quarter 2024 and full year 2024 for diluted earnings per common share attributable to Boston Properties, Inc. (EPS) and diluted funds from operations (FFO) per common share attributable to Boston Properties, Inc. is set forth and reconciled below.  Except as described below, the estimates reflect management’s view of current and future market conditions, including assumptions with respect to rental rates, occupancy levels, interest rates, the timing of the lease-up of available space, the timing of development cost outlays and development deliveries, and the earnings impact of the events referenced in the Company’s earnings release issued on April 30, 2024 and those referenced during the related conference call.  The estimates do not include (1) possible future gains or losses or the impact on operating results from other possible future property acquisitions or dispositions, (2) the impacts of any other capital markets activity, (3) future write-offs or reinstatements of accounts receivable and accrued rent balances, or (4) future impairment charges. EPS estimates may be subject to fluctuations as a result of several factors, including changes in the recognition of depreciation and amortization expense, impairment losses on depreciable real estate, and any gains or losses associated with disposition activity. BXP is not able to assess at this time the potential impact of these factors on projected EPS. By definition, FFO does not include real estate-related depreciation and amortization, impairment losses on depreciable real estate, or gains or losses associated with disposition activities. For a complete definition of FFO and statements of the reasons why management believes it provides useful information to investors, see page 58. There can be no assurance that BXP’s actual results will not differ materially from the estimates set forth below.

	Second Quarter 2024		Full Year 2024
	Low	High	Low	High
Projected EPS (diluted)	$0.45	$0.47	$1.97	$2.09
Add:
Projected Company share of real estate depreciation and amortization	1.25	1.25	5.06	5.06
Projected Company share of (gains)/losses on sales of real estate, gain on investment from unconsolidated joint venture and impairments	—	—	(0.05)	(0.05)
Projected FFO per share (diluted)	$1.70	$1.72	$6.98	$7.10

ASSUMPTIONS
(dollars in thousands)

	Full Year 2024
	Low	High
Operating property activity:
Average In-service portfolio occupancy [1]	87.20%	88.60%
Decrease in BXP’s Share of Same Property net operating income (excluding termination income)	(3.00)%	(1.00)%
Decrease in BXP’s Share of Same Property net operating income - cash (excluding termination income)	(3.00)%	(1.00)%
BXP’s Share of Non Same Properties’ incremental contribution to net operating income over prior year (excluding asset sales)	$75,000	$82,000
BXP’s Share of incremental net operating income related to asset sales over prior year	$(6,000)	$(6,000)
BXP’s Share of straight-line rent and fair value lease revenue (non-cash revenue)	$115,000	$130,000
Termination income	$6,000	$8,000

Other revenue (expense):
Development, management services and other revenue	$24,000	$27,000
General and administrative expense [2]	$(161,000)	$(157,000)
Consolidated net interest expense	$(600,000)	$(585,000)
Unconsolidated joint venture interest expense	$(78,000)	$(74,000)

Noncontrolling interest:
Noncontrolling interest in property partnerships’ share of FFO	$(148,000)	$(138,000)

_______________
1 Excludes development properties expected to be placed into service in 2024.
2 Excludes estimated changes in the market value of the Company’s deferred compensation plan and gains (losses) from investments in securities.

Q1 2024
Financial highlights
(unaudited and in thousands, except ratios and per share amounts)

	Three Months Ended
	31-Mar-24	31-Dec-23
Net income attributable to Boston Properties, Inc.	$79,883	$119,925
Net income attributable to Boston Properties, Inc. per share - diluted	$0.51	$0.76
FFO attributable to Boston Properties, Inc. [1]	$271,273	$286,203
Diluted FFO per share [1]	$1.73	$1.82
Dividends per common share	$0.98	$0.98
Funds available for distribution to common shareholders and common unitholders (FAD) [2]	$194,742	$224,423

Selected items:
Revenue	$839,439	$828,933
Recoveries from clients	$135,577	$130,296
Service income from clients	$2,105	$2,175
BXP’s Share of revenue [3]	$816,045	$811,157
BXP’s Share of straight-line rent [3]	$39,484	$28,765
BXP’s Share of fair value lease revenue [3,4]	$2,392	$3,441
BXP’s Share of termination income [3]	$4,692	$10,350
Ground rent expense	$3,573	$3,611
Capitalized interest	$9,381	$9,207
Capitalized wages	$4,128	$2,588
Income from unconsolidated joint ventures [5]	$19,186	$22,250
BXP’s share of FFO from unconsolidated joint ventures [6]	$17,713	$16,602
Net income attributable to noncontrolling interests in property partnerships	$17,221	$19,324
FFO attributable to noncontrolling interests in property partnerships [7]	$35,916	$38,608

Balance Sheet items:
Above-market rents (included within Prepaid Expenses and Other Assets)	$11,019	$9,412
Below-market rents (included within Other Liabilities)	$36,314	$36,533
Accrued rental income liability (included within Other Liabilities)	$102,590	$103,530

Ratios:
Interest Coverage Ratio (excluding capitalized interest) [8]	2.89	2.90
Interest Coverage Ratio (including capitalized interest) [8]	2.67	2.70
Fixed Charge Coverage Ratio [8]	2.51	2.46
BXP’s Share of Net Debt to BXP’s Share of EBITDAre (Annualized) [9]	7.81	7.37
Change in BXP’s Share of Same Property Net Operating Income (NOI) (excluding termination income) [10]	(1.9)%	(1.5)%
Change in BXP’s Share of Same Property NOI (excluding termination income) - cash [10]	(2.9)%	(1.0)%
FAD Payout Ratio [2]	88.72%	76.68%
Operating Margins [(rental revenue - rental expense)/rental revenue]	61.7%	62.3%
Occupancy % of In-Service Properties [11]	88.2%	88.4%
Leased % of In-Service Properties [12]	89.9%	89.9%

Capitalization:
Consolidated Debt	$15,362,324	$15,856,297
BXP’s Share of Debt [13]	$15,375,437	$15,917,577
Consolidated Market Capitalization	$26,870,468	$28,172,185
Consolidated Debt/Consolidated Market Capitalization	57.17%	56.28%
BXP’s Share of Market Capitalization [13]	$26,883,581	$28,233,465
BXP’s Share of Debt/BXP’s Share of Market Capitalization [13]	57.19%	56.38%
_____________
1For a quantitative reconciliation of FFO attributable to Boston Properties, Inc. and Diluted FFO per share, see page 7.
2For a quantitative reconciliation of FAD, see page 8. FAD Payout Ratio equals distributions to common shareholders and unitholders (excluding any special distributions) divided by FAD.
3See the Definitions and Reconciliations sections of this Supplemental package starting on page 56.
4Represents the net adjustment for above- and below-market leases that are amortized over the terms of the respective leases in place at the property acquisition dates.
5For the three months ended March 31, 2024 and December 31, 2023, includes approximately $21.8 million and $29.9 million, respectively, of gain on the consolidation for 901 New York Avenue and Santa Monica Business Park.
6For a quantitative reconciliation for the three months ended March 31, 2024, see page 37.
7For a quantitative reconciliation for the three months ended March 31, 2024, see page 34.
8For a quantitative reconciliation for the three months ended March 31, 2024 and December 31, 2023, see page 32.
9For a quantitative reconciliation for the three months ended March 31, 2024 and December 31, 2023, see page 31.

Q1 2024
Financial highlights (continued)
10For a quantitative reconciliation for the three months ended March 31, 2024 and December 31, 2023, see pages 11, 66 and 67.
11Represents signed leases for which revenue recognition has commenced in accordance with GAAP. Excludes hotel and residential properties.
12Represents signed leases for which revenue recognition has commenced in accordance with GAAP and signed leases for vacant space with future commencement dates. Excludes hotel and residential properties.
13For a quantitative reconciliation for March 31, 2024, see page 27.

Q1 2024
Consolidated Balance Sheets
(unaudited and in thousands)

	31-Mar-24	31-Dec-23
ASSETS
Real estate	$25,715,870	$25,504,868
Construction in progress	685,465	547,280
Land held for future development	661,713	697,061
Right of use assets - finance leases	401,486	401,680
Right of use assets - operating leases	344,255	324,298
Less accumulated depreciation	(7,040,501)	(6,881,728)
Total real estate	20,768,288	20,593,459
Cash and cash equivalents	701,695	1,531,477
Cash held in escrows	64,939	81,090
Investments in securities	37,184	36,337
Tenant and other receivables, net	94,115	122,407
Note receivable, net	2,274	1,714
Related party note receivables, net	88,789	88,779
Sales-type lease receivable, net	13,943	13,704
Accrued rental income, net	1,390,217	1,355,212
Deferred charges, net	818,424	760,421
Prepaid expenses and other assets	146,286	64,230
Investments in unconsolidated joint ventures	1,399,824	1,377,319
Total assets	$25,525,978	$26,026,149

LIABILITIES AND EQUITY
Liabilities:
Mortgage notes payable, net	$4,368,367	$4,166,379
Unsecured senior notes, net	9,794,527	10,491,617
Unsecured line of credit	—	—
Unsecured term loan, net	1,199,430	1,198,301
Lease liabilities - finance leases	415,888	417,961
Lease liabilities - operating leases	377,667	350,391
Accounts payable and accrued expenses	374,681	458,329
Dividends and distributions payable	172,154	171,176
Accrued interest payable	119,573	133,684
Other liabilities	417,978	445,947
Total liabilities	17,240,265	17,833,785

Commitments and contingencies	—	—
Redeemable deferred stock units	8,141	8,383

Equity:
Stockholders’ equity attributable to Boston Properties, Inc.:
Excess stock, $0.01 par value, 150,000,000 shares authorized, none issued or outstanding	—	—
Common stock, $0.01 par value, 250,000,000 shares authorized, 157,128,071 and 157,019,766 issued and 157,049,171 and 156,940,866 outstanding at March 31, 2024 and December 31, 2023, respectively	1,570	1,569
Additional paid-in capital	6,752,648	6,715,149
Dividends in excess of earnings	(890,177)	(816,152)
Treasury common stock at cost, 78,900 shares at March 31, 2024 and December 31, 2023	(2,722)	(2,722)
Accumulated other comprehensive loss	(3,620)	(21,147)
Total stockholders’ equity attributable to Boston Properties, Inc.	5,857,699	5,876,697

Noncontrolling interests:
Common units of the Operating Partnership	684,969	666,580
Property partnerships	1,734,904	1,640,704
Total equity	8,277,572	8,183,981
Total liabilities and equity	$25,525,978	$26,026,149

Q1 2024
Consolidated Income Statements
(unaudited and in thousands, except per share amounts)

	Three Months Ended
	31-Mar-24	31-Dec-23
Revenue
Lease	$788,590	$768,884
Parking and other	29,693	30,676
Insurance proceeds	2,523	821
Hotel revenue	8,186	11,803
Development and management services	6,154	12,728
Direct reimbursements of payroll and related costs from management services contracts	4,293	4,021
Total revenue	839,439	828,933
Expenses
Operating	169,043	160,360
Real estate taxes	145,027	140,477
Restoration expenses related to insurance claims	87	574
Hotel operating	6,015	8,373
General and administrative [1]	50,018	38,771
Payroll and related costs from management services contracts	4,293	4,021
Transaction costs	513	2,343
Depreciation and amortization	218,716	212,067
Total expenses	593,712	566,986
Other income (expense)
Income from unconsolidated joint ventures [2]	19,186	22,250
Gains from investments in securities [1]	2,272	3,245
Losses from interest rate contracts	—	(79)
Unrealized gain (loss) on non-real estate investment	396	(93)
Interest and other income (loss)	14,529	20,965
Impairment loss [3]	(13,615)	—
Interest expense	(161,891)	(155,080)
Net income	106,604	153,155
Net income attributable to noncontrolling interests
Noncontrolling interest in property partnerships	(17,221)	(19,324)
Noncontrolling interest - common units of the Operating Partnership [4]	(9,500)	(13,906)
Net income attributable to Boston Properties, Inc.	$79,883	$119,925

INCOME PER SHARE OF COMMON STOCK (EPS)

Net income attributable to Boston Properties, Inc. per share - basic	$0.51	$0.76
Net income attributable to Boston Properties, Inc. per share - diluted	$0.51	$0.76

_____________
1Includes $2.3 million and $3.2 million for the three months ended March 31, 2024 and December 31, 2023, respectively, related to the Company’s deferred compensation plan.
2For the three months ended March 31, 2024 and December 31, 2023, includes approximately $21.8 million and $29.9 million, respectively, of gain on the consolidation for 901 New York Avenue and Santa Monica Business Park.
3Represents a non-cash impairment loss related to a portion of the Company’s Shady Grove property. The Company shortened its hold period on a portion of the property in anticipation of selling it to a third party.
4For additional detail, see page 7.

Q1 2024
Funds from operations (FFO) [1]
(unaudited and dollars in thousands, except per share amounts)

	Three Months Ended
	31-Mar-24	31-Dec-23
Net income attributable to Boston Properties, Inc.	$79,883	$119,925
Add:
Noncontrolling interest - common units of the Operating Partnership	9,500	13,906
Noncontrolling interests in property partnerships	17,221	19,324
Net income	106,604	153,155
Add:
Depreciation and amortization expense	218,716	212,067
Noncontrolling interests in property partnerships' share of depreciation and amortization [2]	(18,695)	(19,284)
BXP's share of depreciation and amortization from unconsolidated joint ventures [3]	20,223	24,132
Corporate-related depreciation and amortization	(419)	(453)
Non-real estate related amortization	2,130	(1,681)
Impairment loss	13,615	—
Less:
Gain on sale / consolidation included within income from unconsolidated joint ventures [3]	21,696	28,412
Gain on sales-type lease included within income from unconsolidated joint ventures [3]	—	1,368
Unrealized gain (loss) on non-real estate investment	396	(93)
Noncontrolling interests in property partnerships	17,221	19,324
FFO attributable to the Operating Partnership (including Boston Properties, Inc.) (Basic FFO)	302,861	318,925
Less:
Noncontrolling interest - common units of the Operating Partnership’s share of FFO	31,588	32,722
FFO attributable to Boston Properties, Inc.	$271,273	$286,203

Boston Properties, Inc.’s percentage share of Basic FFO	89.57%	89.74%
Noncontrolling interest’s - common unitholders percentage share of Basic FFO	10.43%	10.26%
Basic FFO per share	$1.73	$1.82
Weighted average shares outstanding - basic	156,983	156,945
Diluted FFO per share	$1.73	$1.82
Weighted average shares outstanding - diluted	157,132	157,276

RECONCILIATION TO DILUTED FFO

	Three Months Ended
	31-Mar-24	31-Dec-23
Basic FFO	$302,861	$318,925
Add:
Effect of dilutive securities - stock-based compensation	—	—
Diluted FFO	302,861	318,925
Less:
Noncontrolling interest - common units of the Operating Partnership’s share of diluted FFO	31,558	32,658
Boston Properties, Inc.’s share of Diluted FFO	$271,303	$286,267

RECONCILIATION OF SHARES/UNITS FOR DILUTED FFO

	Three Months Ended
	31-Mar-24	31-Dec-23
Shares/units for Basic FFO	175,255	174,894
Add:
Effect of dilutive securities - stock-based compensation (shares/units)	149	331
Shares/units for Diluted FFO	175,404	175,225
Less:
Noncontrolling interest - common units of the Operating Partnership’s share of Diluted FFO (shares/units)	18,272	17,949
Boston Properties, Inc.’s share of shares/units for Diluted FFO	157,132	157,276

Boston Properties, Inc.’s percentage share of Diluted FFO	89.58%	89.76%
_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 56.
2For a quantitative reconciliation for the three months ended March 31, 2024, see page 34.
3For a quantitative reconciliation for the three months ended March 31, 2024, see page 37.

Q1 2024
Funds available for distributions (FAD) [1]
(dollars in thousands)

	Three Months Ended
	31-Mar-24	31-Dec-23
Net income attributable to Boston Properties, Inc.	$79,883	$119,925
Add:
Noncontrolling interest - common units of the Operating Partnership	9,500	13,906
Noncontrolling interests in property partnerships	17,221	19,324
Net income	106,604	153,155
Add:
Depreciation and amortization expense	218,716	212,067
Noncontrolling interests in property partnerships’ share of depreciation and amortization [2]	(18,695)	(19,284)
BXP’s share of depreciation and amortization from unconsolidated joint ventures [3]	20,223	24,132
Corporate-related depreciation and amortization	(419)	(453)
Non-real estate related amortization	2,130	(1,681)
Impairment loss	13,615	—
Less:
Gain on sale / consolidation included within income from unconsolidated joint ventures [3]	21,696	28,412
Gain on sales-type lease included within income from unconsolidated joint ventures	—	1,368
Unrealized gain (loss) on non-real estate investment	396	(93)
Noncontrolling interests in property partnerships	17,221	19,324
Basic FFO	302,861	318,925
Add:
BXP’s Share of lease transaction costs that qualify as rent inducements [1,4]	5,325	1,314
BXP’s Share of hedge amortization, net of costs [1]	2,030	2,030
BXP’s share of fair value interest adjustment [1]	4,801	639
BXP’s Share of straight-line ground rent expense adjustment [1,5]	659	174
Stock-based compensation	18,527	4,469
Non-real estate depreciation and amortization	(1,711)	2,134
Unearned portion of capitalized fees from consolidated joint ventures [6]	341	561
Less:
BXP’s Share of straight-line rent [1]	39,484	28,765
BXP’s Share of fair value lease revenue [1,7]	2,392	3,441
BXP’s Share of non-cash termination income adjustment (fair value lease amounts) [1]	189	3,129
BXP’s Share of 2nd generation tenant improvements and leasing commissions [1]	84,531	53,709
BXP’s Share of maintenance capital expenditures [1,8]	11,044	16,165
BXP’s Share of amortization and accretion related to sales type lease [1]	269	256
Hotel improvements, equipment upgrades and replacements	182	358
Funds available for distribution to common shareholders and common unitholders (FAD) (A)	$194,742	$224,423

Distributions to common shareholders and unitholders (excluding any special distributions) (B)	172,772	$172,095

FAD Payout Ratio[1] (B÷A)	88.72%	76.68%

_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 56.
2For a quantitative reconciliation for the three months ended March 31, 2024, see page 34.
3 For additional information for the three months ended March 31, 2024, see page 37.
4Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the period the lease commences.
5Includes the straight-line impact of the Company’s 99-year ground and air rights lease related to the Company’s 100 Clarendon Street garage and Back Bay Transit Station. The Company has allocated contractual ground lease payments aggregating approximately $39.0 million, which it expects to incur by the end of 2026 with no payments thereafter. The Company is recognizing this expense on a straight-line basis over the 99-year term of the ground and air rights lease, see page 3.
6See page 62 for additional information.
7Represents the net adjustment for above- and below-market leases that are amortized over the terms of the respective leases in place at the property acquisition dates.
8Maintenance capital expenditures do not include capital expenditures that are planned at the time of acquisition or capital expenditures incurred in connection with repositioning activities.

Q1 2024
Reconciliation of net income attributable to Boston Properties, Inc. to BXP’s Share of same property net operating income (NOI)

(in thousands)

	Three Months Ended
	31-Mar-24	31-Mar-23
Net income attributable to Boston Properties, Inc.	$79,883	$77,890
Net income attributable to noncontrolling interests
Noncontrolling interest - common units of the Operating Partnership	9,500	9,078
Noncontrolling interest in property partnerships	17,221	18,660
Net income	106,604	105,628
Add:
Interest expense	161,891	134,207
Unrealized loss on non-real estate investment	(396)	(259)
Impairment loss	13,615	—
Depreciation and amortization expense	218,716	208,734
Transaction costs	513	911
Payroll and related costs from management services contracts	4,293	5,235
General and administrative expense	50,018	55,802
Less:
Interest and other income (loss)	14,529	10,941
Gains from investments in securities	2,272	1,665
Income (loss) from unconsolidated joint ventures	19,186	(7,569)
Direct reimbursements of payroll and related costs from management services contracts	4,293	5,235
Development and management services revenue	6,154	8,980
Net Operating Income (NOI)	508,820	491,006
Add:
BXP’s share of NOI from unconsolidated joint ventures [1]	35,430	40,756
Less:
Partners’ share of NOI from consolidated joint ventures (after income allocation to private REIT shareholders) [2]	46,570	47,097
BXP’s Share of NOI	497,680	484,665
Less:
Termination income	1,999	195
BXP’s share of termination income from unconsolidated joint ventures [1]	2,659	877
Add:
Partners’ share of termination income from consolidated joint ventures [2]	(34)	172
BXP’s Share of NOI (excluding termination income)	$492,988	$483,765

Net Operating Income (NOI)	$508,820	$491,006
Less:
Termination income	1,999	195
NOI from non Same Properties (excluding termination income) [3]	25,336	(206)
Same Property NOI (excluding termination income)	481,485	491,017
Less:
Partners’ share of NOI from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders) [2]	46,604	46,925
Add:
Partners’ share of NOI from non Same Properties from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders) [3]	—	—
BXP’s share of NOI from unconsolidated joint ventures (excluding termination income) [1]	32,771	39,879
Less:
BXP’s share of NOI from non Same Properties from unconsolidated joint ventures (excluding termination income) [3]	2,409	9,773
BXP’s Share of Same Property NOI (excluding termination income)	$465,243	$474,198

_____________
1For a quantitative reconciliation for the three months ended March 31, 2024, see page 65.
2For a quantitative reconciliation for the three months ended March 31, 2024, see pages 62-63.
3Pages 21-24 indicate by footnote the properties that are not included as part of Same Property NOI. In addition, Same Properties exclude properties that were sold prior to March 31, 2024 and therefore are no longer a part of the Company’s property portfolio.

Q1 2024
Reconciliation of net income attributable to Boston Properties, Inc. to BXP’s Share of same property net operating income (NOI) - cash
(in thousands)

	Three Months Ended
	31-Mar-24	31-Mar-23
Net income attributable to Boston Properties, Inc.	$79,883	$77,890
Net loss attributable to noncontrolling interests
Noncontrolling interest - common units of the Operating Partnership	9,500	9,078
Noncontrolling interest in property partnerships	17,221	18,660
Net income	106,604	105,628
Add:
Interest expense	161,891	134,207
Unrealized loss on non-real estate investment	(396)	(259)
Impairment loss	13,615	—
Depreciation and amortization expense	218,716	208,734
Transaction costs	513	911
Payroll and related costs from management services contracts	4,293	5,235
General and administrative expense	50,018	55,802
Less:
Interest and other income (loss)	14,529	10,941
Gains from investments in securities	2,272	1,665
Income (loss) from unconsolidated joint ventures	19,186	(7,569)
Direct reimbursements of payroll and related costs from management services contracts	4,293	5,235
Development and management services revenue	6,154	8,980
Net Operating Income (NOI)	508,820	491,006
Less:
Straight-line rent	40,520	24,806
Fair value lease revenue	1,394	3,596
Amortization and accretion related to sales type lease	242	226
Termination income	1,999	195
Add:
Straight-line ground rent expense adjustment [1]	537	591
Lease transaction costs that qualify as rent inducements [2]	5,312	5,386
NOI - cash (excluding termination income)	470,514	468,160
Less:
NOI - cash from non Same Properties (excluding termination income) [3]	13,660	(4,106)
Same Property NOI - cash (excluding termination income)	456,854	472,266
Less:
Partners’ share of NOI - cash from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders) [4]	41,690	43,321
Add:
Partners’ share of NOI - cash from non Same Properties from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders) [3]	—	—
BXP’s share of NOI - cash from unconsolidated joint ventures (excluding termination income) [5]	28,020	36,510
Less:
BXP’s share of NOI - cash from non Same Properties from unconsolidated joint ventures (excluding termination income) [3]	(107)	8,991
BXP’s Share of Same Property NOI - cash (excluding termination income)	$443,291	$456,464
_____________
1In light of the front-ended, uneven rental payments required by the Company’s 99-year ground and air rights lease for the 100 Clarendon Street garage and Back Bay Transit Station in Boston, MA, and to make period-to-period comparisons more meaningful to investors, the adjustment does not include the straight-line impact of approximately $(17) and $(190) for the three months ended March 31, 2024 and 2023, respectively. As of March 31, 2024, the Company has remaining lease payments aggregating approximately $28.6 million, all of which it expects to incur by the end of 2026 with no payments thereafter. Under GAAP, the Company recognizes expense of $(87) per quarter on a straight-line basis over the term of the lease. However, unlike more traditional ground and air rights leases, the timing and amounts of the rental payments by the Company correlate to the uneven timing and funding by the Company of capital expenditures related to improvements at Back Bay Transit Station. As a result, the amounts excluded from the adjustment each quarter through 2026 may vary significantly.
2Consist of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the Company’s FAD calculation on page 8.
3Pages 21-24 indicate by footnote the properties that are not included as part of Same Property NOI. In addition, Same Properties exclude properties that were sold prior to March 31, 2024 and therefore are no longer a part of the Company’s property portfolio.
4For a quantitative reconciliation for the three months ended March 31, 2024, see page 63.
5For a quantitative reconciliation for the three months ended March 31, 2024, see page 65.

Q1 2024
Same property net operating income (NOI) by reportable segment
(dollars in thousands)

	Office [1]				Hotel & Residential
	Three Months Ended		$	%	Three Months Ended		$	%
	31-Mar-24	31-Mar-23	Change	Change	31-Mar-24	31-Mar-23	Change	Change
Rental Revenue [2]	$766,756	$763,603			$20,870	$19,827
Less: Termination income	1,810	195			—	—
Rental revenue (excluding termination income) [2]	764,946	763,408	$1,538	0.2%	20,870	19,827	$1,043	5.3%
Less: Operating expenses and real estate taxes	292,630	280,084	12,546	4.5%	11,701	12,134	(433)	(3.6)%
NOI (excluding termination income) [2,3]	$472,316	$483,324	$(11,008)	(2.3)%	$9,169	$7,693	$1,476	19.2%

Rental revenue (excluding termination income) [2]	$764,946	$763,408	$1,538	0.2%	$20,870	$19,827	$1,043	5.3%
Less: Straight-line rent and fair value lease revenue and accretion from sales-type lease	26,751	24,716	2,035	8.2%	181	12	169	1,408.3%
Add: Lease transaction costs that qualify as rent inducements [4]	1,764	5,386	(3,622)	(67.2)%	—	—	—	—%
Subtotal	739,959	744,078	(4,119)	(0.6)%	20,689	19,815	874	4.4%
Less: Operating expenses and real estate taxes	292,630	280,084	12,546	4.5%	11,701	12,134	(433)	(3.6)%
Add: Straight-line ground rent expense [5]	537	591	(54)	(9.1)%	—	—	—	—%
NOI - cash (excluding termination income) 2, [3]	$447,866	$464,585	$(16,719)	(3.6)%	$8,988	$7,681	$1,307	17.0%

	Consolidated Total [1] (A)				BXP’s share of Unconsolidated Joint Ventures (B)
	Three Months Ended		$	%	Three Months Ended		$	%
	31-Mar-24	31-Mar-23	Change	Change	31-Mar-24	31-Mar-23	Change	Change
Rental Revenue [2]	$787,626	$783,430			$53,076	$48,707
Less: Termination income	1,810	195			2,659	867
Rental revenue (excluding termination income) [2]	785,816	783,235	$2,581	0.3%	50,417	47,840	$2,577	5.4%
Less: Operating expenses and real estate taxes	304,331	292,218	12,113	4.1%	20,055	17,734	2,321	13.1%
NOI (excluding termination income) [2,3]	$481,485	$491,017	$(9,532)	(1.9)%	$30,362	$30,106	$256	0.9%

Rental revenue (excluding termination income) [2]	$785,816	$783,235	$2,581	0.3%	$50,417	$47,840	$2,577	5.4%
Less: Straight-line rent and fair value lease revenue and accretion from sales-type lease	26,932	24,728	2,204	8.9%	2,388	2,716	(328)	(12.1)%
Add: Lease transaction costs that qualify as rent inducements [4]	1,764	5,386	(3,622)	(67.2)%	14	(13)	27	207.7%
Subtotal	760,648	763,893	(3,245)	(0.4)%	48,043	45,111	2,932	6.5%
Less: Operating expenses and real estate taxes	304,331	292,218	12,113	4.1%	20,055	17,734	2,321	13.1%
Add: Straight-line ground rent expense [5]	537	591	(54)	(9.1)%	139	142	(3)	(2.1)%
NOI - cash (excluding termination income) 2, [3]	$456,854	$472,266	$(15,412)	(3.3)%	$28,127	$27,519	$608	2.2%

	Partners’ share of Consolidated Joint Ventures (C)				BXP’s Share [2,6]
	Three Months Ended		$	%	Three Months Ended		$	%
	31-Mar-24	31-Mar-23	Change	Change	31-Mar-24	31-Mar-23	Change	Change
Rental Revenue [2]	$80,012	$79,243			$760,690	$752,894
Less: Termination income	(34)	172			4,503	890
Rental revenue (excluding termination income) [2]	80,046	79,071	$975	1.2%	756,187	752,004	$4,183	0.6%
Less: Operating expenses and real estate taxes	33,442	32,146	1,296	4.0%	290,944	277,806	13,138	4.7%
NOI (excluding termination income) [2,3]	$46,604	$46,925	$(321)	(0.7)%	$465,243	$474,198	$(8,955)	(1.9)%

Rental revenue (excluding termination income) [2]	$80,046	$79,071	$975	1.2%	$756,187	$752,004	$4,183	0.6%
Less: Straight-line rent and fair value lease revenue and accretion from sales-type lease	4,914	3,789	1,125	29.7%	24,406	23,655	751	3.2%
Add: Lease transaction costs that qualify as rent inducements [4]	—	185	(185)	(100.0)%	1,778	5,188	(3,410)	(65.7)%
Subtotal	75,132	75,467	(335)	(0.4)%	733,559	733,537	22	—%
Less: Operating expenses and real estate taxes	33,442	32,146	1,296	4.0%	290,944	277,806	13,138	4.7%
Add: Straight-line ground rent expense [5]	—	—	—	—%	676	733	(57)	(7.8)%
NOI - cash (excluding termination income) 2, [3]	$41,690	$43,321	$(1,631)	(3.8)%	$443,291	$456,464	$(13,173)	(2.9)%
___________________
1Includes 100% share of consolidated joint ventures that are a Same Property.
2See the Definitions and Reconciliations sections of this Supplemental package starting on page 56.
3For a quantitative reconciliation of net income attributable to Boston Properties, Inc. to net operating income (NOI) (excluding termination income) and NOI - cash (excluding termination income), see pages 9-10.
4Consist of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the Company’s FAD calculation on page 8.

Q1 2024
Same property net operating income (NOI) by reportable segment (continued)
5Excludes the straight-line impact of approximately $(17) and $(190) for the three months ended March 31, 2024 and 2023, respectively, in connection with the Company’s 99-year ground and air rights lease at 100 Clarendon Street garage and Back Bay Transit Station.
6BXP’s Share equals (A) + (B) - (C).

Q1 2024
Capital expenditures, tenant improvement costs and leasing commissions
(dollars in thousands, except PSF amounts)

CAPITAL EXPENDITURES

	Three Months Ended
	31-Mar-24	31-Dec-23
Maintenance capital expenditures	$13,102	$18,302
Planned capital expenditures associated with acquisition properties	—	73
Repositioning capital expenditures	12,276	10,919
Hotel improvements, equipment upgrades and replacements	182	358
Subtotal	25,560	29,652
Add:
BXP’s share of maintenance capital expenditures from unconsolidated joint ventures (JVs)	14	781
BXP’s share of planned capital expenditures associated with acquisition properties from unconsolidated JVs	1,631	1,237
BXP’s share of repositioning capital expenditures from unconsolidated JVs	—	—
Less:
Partners’ share of maintenance capital expenditures from consolidated JVs	2,072	2,918
Partners’ share of planned capital expenditures associated with acquisition properties from consolidated JVs	—	—
Partners’ share of repositioning capital expenditures from consolidated JVs	229	1,627
BXP’s Share of Capital Expenditures [1]	$24,904	$27,125

2nd GENERATION TENANT IMPROVEMENTS AND LEASING COMMISSIONS 2

	Three Months Ended
	31-Mar-24	31-Dec-23
Square feet	1,261,164	823,176
Tenant improvements and lease commissions PSF	$79.32	$83.39

___________________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 56.
2Includes 100% of unconsolidated joint ventures.

Q1 2024
Acquisitions and dispositions
For the period from January 1, 2024 through March 31, 2024
(dollars in thousands)

ACQUISITIONS

				Investment
Property	Location	Date Acquired	Square Feet	Initial	Anticipated Future	Total	In-service Leased (%)
901 New York Avenue [1]	Washington, DC	January 8, 2024	523,939	$10,000	$25,000	$35,000	83.9%
DISPOSITIONS

Property	Location	Date Disposed	Square Feet	Gross Sales Price	Net Cash Proceeds	Book Gain (Loss)
290 Binney Street (45% ownership) [2]	Cambridge, MA	March 21, 2024	566,000	$1,079,687	$141,822	N/A

___________________
1 The Company completed the acquisition of its joint venture partner’s 50% economic ownership interest. The property is encumbered by an approximately $207.1 million mortgage, which bears interest at 3.61% per annum and matures on January 5, 2025. Following the acquisition, the Company modified the mortgage loan to provide for two loan extension options totaling five years of additional term, each subject to certain conditions. The first loan extension option, which provides for an additional term of four years, is at a fixed interest rate of 5.0% per annum. In addition, following the acquisition, BXP extended the 214,000 square foot lease with anchor client, Finnegan Henderson Farabow Garrett & Dunner, L.L.P., through 2042 and agreed to complete approximately $25.0 million of building enhancements.
2 The Company completed the previously announced sale of a 45% ownership interest to Norges Bank Investment Management (“NBIM”). NBIM’s investment in 290 Binney Street will reduce the Company’s share of the project’s estimated development spend over time by approximately $533.5 million, see page 15. At closing, NBIM paid approximately $142 million, of which $97 million was a special distribution to the Company and represented pre-formation costs, and NBIM will fund all capital calls until reaching 45% of invested capital. The Company retains a 55% ownership interest and will provide development, property management, and leasing services for the venture. This transaction did not qualify as a sale of real estate for financial reporting purposes as the Company continues to effectively control the property and thus will continue to account for the property on a consolidated basis in its financial statements.

Q1 2024
Construction in progress (continued)
as of March 31, 2024
(dollars in thousands)
CONSTRUCTION IN PROGRESS 1

	Actual/Estimated				BXP’s share
	Initial Occupancy	Stabilization Date		Square Feet	Investment to Date [2]	Estimated Total Investment [2]	Total Financing	Amount Drawn at 3/31/2024	Estimated Future Equity Requirement [2]	Percentage Leased [3]		Percentage placed in-service [4]	Net Operating Income (Loss) [5] (BXP’s share)
Construction Properties			Location
Office
360 Park Avenue South (71% ownership)	Q3 2024	Q4 2025	New York, NY	450,000	$332,077	$418,300	$156,470	$156,470	$86,223	23%		—%	N/A
Reston Next Office Phase II	Q1 2025	Q4 2025	Reston, VA	90,000	40,956	61,000	—	—	20,044	4%		—%	N/A
Total Office Properties under Construction				540,000	373,033	479,300	156,470	156,470	106,267	20%		—%	—

Lab/Life Sciences
103 CityPoint	Q1 2025	Q4 2025	Waltham, MA	113,000	89,274	115,100	—	—	25,826	—%		4%	$(261)
180 CityPoint	Q4 2023	Q3 2025	Waltham, MA	329,000	224,356	290,500	—	—	66,144	43%		46%	1,685
300 Binney Street (Redevelopment) (55% ownership) [6]	Q1 2025	Q1 2025	Cambridge, MA	236,000	5,211	112,900	—	—	107,689	100%		—%	N/A
651 Gateway (50% ownership)	Q1 2024	Q4 2025	South San Francisco, CA	327,000	116,103	167,100	—	—	50,997	21%		14%	423
290 Binney Street (55% Ownership) [7]	Q2 2026	Q2 2026	Cambridge, MA	566,000	205,977	508,000	—	—	302,023	100%		—%	N/A
Total Lab/Life Sciences Properties under Construction				1,571,000	640,921	1,193,600	—	—	552,679	64%		13%	1,847

Residential
Skymark - Reston Next Residential (508 units) (20% ownership)	Q3 2024	Q2 2026	Reston, VA	417,000	36,744	47,700	28,000	18,153	1,109	3%		—%	N/A
121 Broadway Street (439 units)	Q3 2027	Q2 2029	Cambridge, MA	492,000	45,891	597,800	—	—	551,909	—%		—%	N/A
Total Residential Property under Construction				909,000	82,635	645,500	28,000	18,153	553,018	3%		—%	N/A
Retail
760 Boylston Street (Redevelopment)	Q2 2024	Q2 2024	Boston, MA	118,000	33,051	43,800	—	—	10,749	100%		—%	N/A
Reston Next Retail	Q2 2025	Q4 2025	Reston, VA	33,000	22,809	26,600	—	—	3,791	—%		—%	N/A
Total Retail Properties under Construction				151,000	55,860	70,400	—	—	14,540	78%		—%	N/A
Total Properties Under Construction				3,171,000	$1,152,449	$2,388,800	$184,470	$174,623	$1,226,504	54%	[8]	6%	$1,847

________________
1A project is classified as Construction in Progress when (1) construction or supply contracts have been signed, physical improvements have commenced or a lease has been signed and (2) capitalized interest has commenced.
2Includes income (loss) and interest carry on debt and equity investment.
3Represents percentage leased as of April 26, 2024, including leases with future commencement dates.
4Represents the portion of the project that no longer qualifies for capitalization of interest in accordance with GAAP.
5Amounts represent Net Operating Income (Loss) for the three months ended March 31, 2024. For partially owned properties, amount represents BXP’s share based on its ownership percentage. See the Definitions and Reconciliations sections of this supplemental package starting on page 56.
6Norges Bank Investment Management (NBIM) funded approximately $212.9 million at closing for its investment in 300 Binney Street. The Company withdrew approximately $212.9 million at closing and will fund all future costs of the project.
7On March 21, 2024, the Company entered into a Joint Venture with NBIM. The project budget reflects the Company’s 55% share of joint venture costs related to 290 Binney Street. The Company has the sole obligation to construct an underground electrical vault for an estimated gross cost of $183.9 million. Upon completion, the Company has entered into a contract to sell the electrical vault to a third party for a fixed price of $84.1 million. The net investment of $99.8 million will be included in the Company’s outside basis in 290 Binney Street. The Company has invested $40.5 million for the vault as of March 31, 2024.
8Total percentage leased excludes Residential.

Q1 2024
Land parcels and purchase options
as of March 31, 2024

OWNED LAND PARCELS

Location	Approximate Developable Square Feet [1]
Reston, VA	2,229,000
San Jose, CA [2]	2,830,000
New York, NY (25% ownership)	2,000,000
Princeton, NJ	1,723,000
San Jose, CA (55% ownership)	1,088,000
New York, NY (55% ownership)	895,000
San Francisco, CA	850,000
Santa Clara, CA	632,000
Washington, DC (50% ownership)	520,000
South San Francisco, CA (50% ownership)	451,000
Rockville, MD [2]	435,000
Springfield, VA	422,000
Lexington, MA	420,000
Waltham, MA	365,000
Herndon, VA (50% ownership)	350,000
El Segundo, CA (50% ownership)	275,000
Dulles, VA	150,000
Total	15,635,000

VALUE CREATION PIPELINE - LAND PURCHASE OPTIONS

Location	Approximate Developable Square Feet [1]
Boston, MA	1,300,000
Waltham, MA 3	1,200,000
Cambridge, MA	573,000
Total	3,073,000

__________________
1Represents 100% of consolidated and unconsolidated projects.
2Excludes the existing square footage at in-service properties being held for future re-development as listed and noted on pages 21-24.
3The Company expects to be a 50% partner in the future development of these sites.

Q1 2024
Leasing activity
for the three months ended March 31, 2024

ALL IN-SERVICE PROPERTIES

Net (increase)/decrease in available space (SF)	Total
Vacant space available at the beginning of the period	5,696,007
Less:
Property dispositions/properties taken out of service [1]	233,694
Add:
Properties placed (and partially placed) in-service [2]	44,652
Leases expiring or terminated during the period	1,684,796
Total space available for lease	7,191,761

1st generation leases	171,991
2nd generation leases with new clients	414,732
2nd generation lease renewals	846,432
Total space leased	1,433,155

Vacant space available for lease at the end of the period	5,758,606
Net (increase)/decrease in available space	(62,599)

Second generation leasing information: [3]
Leases commencing during the period (SF)	1,261,164
Weighted average lease term (months)	110
Weighted average free rent period (days)	93
Total transaction costs per square foot [4]	$79.32
Increase (decrease) in gross rents [5]	6.78%
Increase (decrease) in net rents [6]	9.62%

	All leases (SF)			Incr (decr) in 2nd generation cash rents		Total square feet of leases executed in the quarter [8]
	1st generation	2nd generation	total [7]	gross [5,7]	net [6,7]
Boston	3,749	430,816	434,565	13.78%	21.39%	177,707
Los Angeles	—	41,116	41,116	(3.55)%	(5.93)%	35,123
New York	—	312,817	312,817	7.81%	10.48%	224,785
San Francisco	44,652	130,314	174,966	7.02%	9.98%	109,272
Seattle	—	31,942	31,942	(9.25)%	(13.03)%	11,383
Washington, DC	123,590	314,159	437,749	(3.19)%	(4.72)%	335,671
Total / Weighted Average	171,991	1,261,164	1,433,155	6.78%	9.62%	893,941

_____________
1Total square feet of property taken out of service in Q1 2024 consists of 162,274 at 1050 Winter Street and 71,420 at 15825 Shady Grove Road.
2 Total square feet of properties placed in service in Q1 2024 consists of 44,652 at 651 Gateway.
3Second generation leases are defined as leases for space that has previously been leased. Of the 1,261,164 square feet of second generation leases that commenced in Q1 2024, leases for 906,597 square feet were signed in prior periods.
4Total transaction costs include tenant improvements and leasing commissions, but exclude free rent concessions.
5Represents the increase/(decrease) in gross rent (base rent plus expense reimbursements) on the new vs. expired leases on the 1,053,391 square feet of second generation leases that had been occupied within the prior 12 months; excludes leases that management considers temporary because the client is not expected to occupy the space on a long-term basis.
6Represents the increase/(decrease) in net rent (gross rent less operating expenses) on the new vs. expired leases on the 1,053,391 square feet of second generation leases that had been occupied within the prior 12 months; excludes leases that management considers temporary because the client is not expected to occupy the space on a long-term basis.
7Represents leases for which rental revenue recognition commenced in accordance with GAAP during the quarter.
8Represents leases executed in the quarter for which the Company either (1) commenced rental revenue recognition in such quarter or (2) will commence rental revenue recognition in subsequent quarters, in accordance with GAAP, and includes leases at properties currently under development. The total square feet of leases executed in the current quarter for which the Company recognized rental revenue in the current quarter is 354,567.

Q1 2024
Portfolio overview
for the three months ended March 31, 2024
(dollars in thousands)

Rentable square footage of in-service properties by location and unit type 1, 2

	Office	Retail	Residential	Hotel	Total
Boston	14,477,435	1,046,331	550,114	330,000	16,403,880
Los Angeles	2,187,830	126,377	—	—	2,314,207
New York	12,114,448	486,715	—	—	12,601,163
San Francisco	7,229,465	346,080	318,171	—	7,893,716
Seattle	1,506,141	17,852	—	—	1,523,993
Washington, DC	8,484,426	630,686	493,241	—	9,608,353
Total	45,999,745	2,654,041	1,361,526	330,000	50,345,312
% of Total	91.37%	5.27%	2.70%	0.66%	100.00%

Rental revenue of in-service properties by unit type 1

	Office	Retail	Residential	Hotel [3]	Total
Consolidated	$750,316	$58,614	$11,971	$8,091	$828,992
Less:
Partners’ share from consolidated joint ventures [4]	70,775	9,237	—	—	80,012
Add:
BXP’s share from unconsolidated joint ventures [5]	51,295	2,300	2,782	—	56,377
BXP’s Share of Rental revenue [1]	$730,836	$51,677	$14,753	$8,091	$805,357
% of Total	90.75%	6.42%	1.83%	1.00%	100.00%

Percentage of BXP’s Share of net operating income (NOI) (excluding termination income) by location 1, 6

	CBD	Suburban	Total
Boston	29.21%	6.68%	35.89%
Los Angeles	4.23%	—%	4.23%
New York	22.86%	1.72%	24.58%
San Francisco	16.25%	2.32%	18.57%
Seattle	1.97%	—%	1.97%
Washington, DC [7]	14.57%	0.19%	14.76%
Total	89.09%	10.91%	100.00%

_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 56.
2Includes 100% of the rentable square footage of the Company’s In-Service Properties. For additional detail relating to the Company’s In-Service Properties, see pages 21-24.
3Excludes approximately $95 of revenue from retail clients that is included in Retail.
4See page 63 for additional information.
5See page 65 for additional information.
6BXP’s Share of NOI (excluding termination income) is a non-GAAP financial measure. For a quantitative reconciliation of net income attributable to Boston Properties, Inc. to BXP’s Share of NOI (excluding termination income), see page 9.
7During the first quarter, the Company reassessed the classifications of its assets as either CBD or Suburban and that certain assets such as those in Reston, Virginia are located in areas with characteristics that more closely align with our definition of CBD due to their diverse live, work, and play environment. As a result, these assets are now classified as CBD.

Q1 2024
Residential and hotel performance
(dollars in thousands, except rental rates)

RESULTS OF OPERATIONS

	Residential [1]		Hotel
	Three Months Ended		Three Months Ended
	31-Mar-24	31-Dec-23	31-Mar-24	31-Dec-23
Rental Revenue [2]	$12,684	$11,824	$8,186	$11,803
Less: Operating expenses and real estate taxes	5,686	6,266	6,015	8,373
Net Operating Income (NOI) [2]	6,998	5,558	2,171	3,430
Add: BXP’s share of NOI from unconsolidated joint ventures	1,741	1,755	N/A	N/A
BXP’s Share of NOI [2]	$8,739	$7,313	$2,171	$3,430

Rental Revenue [2]	$12,684	$11,824	$8,186	$11,803
Less: Straight line rent and fair value lease revenue	183	150	(2)	(2)
Add: Lease transaction costs that qualify as rent inducements	—	—	—	—
Subtotal	12,501	11,674	8,188	11,805
Less: Operating expenses and real estate taxes	5,686	6,266	6,015	8,373
NOI - cash basis [2]	6,815	5,408	2,173	3,432
Add: BXP’s share of NOI-cash from unconsolidated joint ventures	1,741	1,755	N/A	N/A
BXP’s Share of NOI - cash basis [2]	$8,556	$7,163	$2,173	$3,432

RENTAL RATES AND OCCUPANCY - Year-over-Year

	Residential Units	Three Months Ended		Percent Change
		31-Mar-24	31-Mar-23
BOSTON

Hub50House (50% ownership), Boston, MA [2]	440
Average Monthly Rental Rate		$4,366	$4,168	4.75%
Average Rental Rate Per Occupied Square Foot		$5.99	$5.73	4.54%
Average Physical Occupancy		94.02%	94.24%	(0.23)%
Average Economic Occupancy		93.95%	94.04%	(0.10)%

Proto Kendall Square, Cambridge, MA [2,3]	280
Average Monthly Rental Rate		$3,154	$3,002	5.06%
Average Rental Rate Per Occupied Square Foot		$5.79	$5.52	4.89%
Average Physical Occupancy		94.88%	95.36%	(0.50)%
Average Economic Occupancy		94.44%	94.84%	(0.42)%

The Lofts at Atlantic Wharf, Boston, MA [2,3]	86
Average Monthly Rental Rate		$4,257	$4,428	(3.86)%
Average Rental Rate Per Occupied Square Foot		$4.70	$4.91	(4.28)%
Average Physical Occupancy		94.96%	95.35%	(0.41)%
Average Economic Occupancy		94.53%	95.37%	(0.88)%

Boston Marriott Cambridge (437 rooms), Cambridge, MA 3	N/A
Average Occupancy		71.04%	61.30%	15.89%
Average Daily Rate		$254.86	$261.52	(2.55)%
Revenue Per Available Room		$181.05	$160.41	12.87%

SAN FRANCISCO

The Skylyne, Oakland, CA [2,3]	402
Average Monthly Rental Rate		$3,478	$3,445	0.96%
Average Rental Rate Per Occupied Square Foot		$4.37	$4.38	(0.23)%
Average Physical Occupancy		87.89%	91.46%	(3.90)%
Average Economic Occupancy		86.69%	89.34%	(2.97)%

Q1 2024
Residential and hotel performance (continued)

RENTAL RATES AND OCCUPANCY - Year-over-Year

	Residential Units	Three Months Ended		Percent Change
		31-Mar-24	31-Mar-23
WASHINGTON, DC

Signature at Reston, Reston, VA [2,3]	508
Average Monthly Rental Rate		$2,774	$2,677	3.62%
Average Rental Rate Per Occupied Square Foot		$2.85	$2.77	2.89%
Average Physical Occupancy		95.54%	93.70%	1.96%
Average Economic Occupancy		95.48%	93.12%	2.53%

Total In-Service Residential Units	1,716

_____________
1Includes retail space.
2See the Definitions and Reconciliations sections of this Supplemental package starting on page 56.
3Excludes retail space.

Q1 2024
In-service property listing

as of March 31, 2024
	Sub Market	Number of Buildings	Square Feet	Occupied % [1]	Leased % [2]	Annualized Rental Obligations Per Occupied SF [3]
CBD
BOSTON
Office
200 Clarendon Street	CBD Boston MA	1	1,734,949	94.1%	94.8%	$83.39
800 Boylston Street - The Prudential Center	CBD Boston MA	1	1,275,200	93.9%	97.0%	71.64
100 Federal Street (55% ownership)	CBD Boston MA	1	1,233,537	88.5%	88.8%	76.66
111 Huntington Avenue - The Prudential Center	CBD Boston MA	1	860,446	100.0%	100.0%	78.10
Atlantic Wharf Office (55% ownership)	CBD Boston MA	1	790,779	99.6%	99.6%	88.43
100 Causeway Street (50% ownership) [4]	CBD Boston MA	1	634,535	94.5%	94.5%	74.36
101 Huntington Avenue - The Prudential Center	CBD Boston MA	1	506,476	97.3%	99.0%	59.93
Prudential Center (retail shops) [5]	CBD Boston MA	—	483,605	89.8%	96.1%	108.78
The Hub on Causeway - Podium (50% ownership) [4]	CBD Boston MA	1	382,988	94.4%	96.1%	64.61
888 Boylston Street - The Prudential Center	CBD Boston MA	1	363,320	100.0%	100.0%	82.65
Star Market at the Prudential Center [5]	CBD Boston MA	1	57,236	100.0%	100.0%	82.12
Subtotal		10	8,323,071	94.7%	95.9%	$79.05

145 Broadway	East Cambridge MA	1	490,086	99.6%	99.6%	$91.39
325 Main Street	East Cambridge MA	1	414,565	91.4%	91.4%	116.11
125 Broadway	East Cambridge MA	1	271,000	100.0%	100.0%	143.66
355 Main Street	East Cambridge MA	1	256,966	100.0%	100.0%	84.76
90 Broadway	East Cambridge MA	1	223,771	100.0%	100.0%	78.22
255 Main Street	East Cambridge MA	1	215,394	87.9%	87.9%	103.48
150 Broadway	East Cambridge MA	1	177,226	100.0%	100.0%	99.59
105 Broadway	East Cambridge MA	1	152,664	100.0%	100.0%	75.39
250 Binney Street	East Cambridge MA	1	67,362	100.0%	100.0%	51.10
University Place	Mid-Cambridge MA	1	195,282	100.0%	100.0%	56.69
Subtotal		10	2,464,316	97.4%	97.4%	$95.86

Subtotal Boston CBD		20	10,787,387	95.3%	96.2%	$83.03

Residential
Hub50House (440 units) (50% ownership) [4]	CBD Boston MA	1	320,444
The Lofts at Atlantic Wharf (86 units)	CBD Boston MA	1	87,096
Proto Kendall Square (280 units)	East Cambridge MA	1	166,717
Subtotal		3	574,257

Hotel
Boston Marriott Cambridge (437 rooms)	East Cambridge MA	1	334,260
Subtotal		1	334,260

LOS ANGELES
Office
Colorado Center (50% ownership) [4]	West Los Angeles CA	6	1,131,511	87.8%	87.8%	$76.09
Santa Monica Business Park [6]	West Los Angeles CA	14	1,108,292	84.3%	86.0%	71.25
Santa Monica Business Park Retail [5,6]	West Los Angeles CA	7	74,404	88.4%	95.7%	72.72
Subtotal		27	2,314,207	86.1%	87.2%	$73.72

NEW YORK
Office
767 Fifth Avenue (The GM Building) (60% ownership)	Plaza District NY	1	1,970,895	92.3%	95.7%	$164.30
601 Lexington Avenue (55% ownership)	Park Avenue NY	1	1,670,790	95.4%	98.4%	100.19
399 Park Avenue	Park Avenue NY	1	1,577,588	97.6%	99.9%	103.05
599 Lexington Avenue	Park Avenue NY	1	1,106,335	92.2%	96.6%	88.09
Times Square Tower (55% ownership)	Times Square NY	1	1,238,446	93.2%	96.5%	81.11

Q1 2024
In-service property listing (continued)

as of March 31, 2024
	Sub Market	Number of Buildings	Square Feet	Occupied % [1]	Leased % [2]	Annualized Rental Obligations Per Occupied SF [3]
250 West 55th Street	Times Square / West Side NY	1	966,976	100.0%	100.0%	95.02
200 Fifth Avenue (26.69% ownership) [4]	Flatiron District NY	1	855,059	93.3%	100.0%	100.49
Dock 72 (50% ownership) [4]	Brooklyn NY	1	668,521	42.4%	51.8%	33.90
510 Madison Avenue	Fifth/Madison Avenue NY	1	355,089	98.6%	98.6%	133.89
Subtotal		9	10,409,699	91.5%	95.0%	$108.07

SAN FRANCISCO
Office
Salesforce Tower	CBD San Francisco CA	1	1,420,682	98.0%	98.0%	$113.05
Embarcadero Center Four	CBD San Francisco CA	1	942,255	94.8%	95.3%	95.89
Embarcadero Center One	CBD San Francisco CA	1	837,386	71.9%	71.9%	94.96
Embarcadero Center Two	CBD San Francisco CA	1	801,840	83.8%	84.3%	89.06
Embarcadero Center Three	CBD San Francisco CA	1	778,304	77.7%	82.2%	93.62
680 Folsom Street	CBD San Francisco CA	2	524,793	97.5%	97.5%	76.01
535 Mission Street	CBD San Francisco CA	1	307,235	59.3%	59.3%	96.73
690 Folsom Street	CBD San Francisco CA	1	26,080	100.0%	100.0%	110.27
Subtotal		9	5,638,575	86.6%	87.4%	$97.48

Residential
The Skylyne (402 units)	CBD Oakland CA	1	330,996
Subtotal		1	330,996

SEATTLE
Office
Safeco Plaza (33.67% ownership) [4]	CBD Seattle WA	1	768,846	84.1%	86.7%	$45.71
Madison Centre	CBD Seattle WA	1	755,147	79.4%	79.4%	62.10
Subtotal		2	1,523,993	81.8%	83.1%	$53.58

WASHINGTON, DC [7]
Office
901 New York Avenue [6,8]	East End Washington DC	1	523,939	83.1%	83.9%	$67.57
Market Square North (50% ownership) [4]	East End Washington DC	1	418,549	77.6%	79.8%	71.64
2100 Pennsylvania Avenue [6]	CBD Washington DC	1	475,849	85.2%	95.0%	79.73
2200 Pennsylvania Avenue	CBD Washington DC	1	459,811	94.9%	94.9%	85.64
1330 Connecticut Avenue	CBD Washington DC	1	253,579	87.4%	87.4%	71.03
Sumner Square	CBD Washington DC	1	219,412	90.7%	90.7%	48.04
500 North Capitol Street, N.W. (30% ownership) [4]	Capitol Hill Washington DC	1	230,900	98.5%	98.5%	81.61
Capital Gallery	Southwest Washington DC	1	176,809	80.8%	80.8%	55.99
Subtotal		8	2,758,848	86.7%	88.9%	$72.69

Reston Next	Reston VA	2	1,063,236	90.6%	97.8%	$60.90
South of Market	Reston VA	3	623,250	99.6%	99.6%	56.02
Fountain Square	Reston VA	2	524,638	89.1%	92.5%	53.19
One Freedom Square	Reston VA	1	428,385	87.9%	87.9%	52.07
Two Freedom Square	Reston VA	1	423,222	99.8%	99.8%	52.05
One and Two Discovery Square	Reston VA	2	366,989	89.7%	89.7%	51.71
One Reston Overlook	Reston VA	1	319,519	89.7%	89.7%	48.56
17Fifty Presidents Street	Reston VA	1	275,809	100.0%	100.0%	71.33
Reston Corporate Center	Reston VA	2	261,046	100.0%	100.0%	49.24
Democracy Tower	Reston VA	1	259,441	99.3%	99.3%	67.13
Fountain Square Retail [5]	Reston VA	1	198,225	87.6%	88.1%	58.84
Two Reston Overlook	Reston VA	1	134,615	100.0%	100.0%	53.65
Avant Retail [5]	Reston VA	1	26,179	100.0%	100.0%	61.88
Subtotal		19	4,904,554	93.7%	95.6%	$56.53

Q1 2024
In-service property listing (continued)

as of March 31, 2024
	Sub Market	Number of Buildings	Square Feet	Occupied % [1]		Leased % [2]		Annualized Rental Obligations Per Occupied SF [3]
7750 Wisconsin Avenue (50% ownership) [4]	Bethesda/Chevy Chase MD	1	735,573	100.0%		100.0%		$38.49
Wisconsin Place Office	Montgomery County MD	1	293,701	58.7%		62.0%		54.04
Subtotal		2	1,029,274	88.2%		89.2%		$41.44

Subtotal Washington, DC CBD		29	8,692,676	90.8%		92.7%		$59.66

Residential
Signature at Reston (508 units)	Reston VA	1	517,783
Subtotal		1	517,783

	CBD Total	102	41,123,833	91.0%	[11]	92.8%	[11]	$84.97	[11]

	BXP’s Share of CBD			91.3%	[11]	93.0%	[11]
SUBURBAN
BOSTON
Office
Bay Colony Corporate Center	Route 128 Mass Turnpike MA	3	838,794	63.3%		63.3%		$49.68
Reservoir Place	Route 128 Mass Turnpike MA	1	527,029	43.8%		43.8%		43.95
140 Kendrick Street [9]	Route 128 Mass Turnpike MA	3	418,600	84.4%		84.4%		55.37
Weston Corporate Center	Route 128 Mass Turnpike MA	1	356,995	100.0%		100.0%		58.57
Waltham Weston Corporate Center	Route 128 Mass Turnpike MA	1	301,611	82.4%		82.4%		45.15
230 CityPoint	Route 128 Mass Turnpike MA	1	296,720	94.6%		95.7%		46.42
200 West Street	Route 128 Mass Turnpike MA	1	273,365	94.5%		94.5%		81.12
880 Winter Street	Route 128 Mass Turnpike MA	1	243,618	100.0%		100.0%		105.18
10 CityPoint	Route 128 Mass Turnpike MA	1	236,570	100.0%		100.0%		56.37
20 CityPoint	Route 128 Mass Turnpike MA	1	211,476	98.1%		98.1%		57.38
77 CityPoint	Route 128 Mass Turnpike MA	1	209,711	100.0%		100.0%		45.39
890 Winter Street	Route 128 Mass Turnpike MA	1	179,312	56.6%		56.6%		48.45
153 & 211 Second Avenue	Route 128 Mass Turnpike MA	2	136,882	—%		—%		—
1265 Main Street (50% ownership) [4]	Route 128 Mass Turnpike MA	1	120,681	100.0%		100.0%		56.21
Reservoir Place North	Route 128 Mass Turnpike MA	1	73,258	100.0%		100.0%		51.90
The Point [5]	Route 128 Mass Turnpike MA	1	16,300	100.0%		100.0%		63.18
33 Hayden Avenue	Route 128 Northwest MA	1	80,876	100.0%		100.0%		77.00
32 Hartwell Avenue	Route 128 Northwest MA	1	69,154	100.0%		100.0%		26.94
100 Hayden Avenue	Route 128 Northwest MA	1	55,924	100.0%		100.0%		67.34
92 Hayden Avenue	Route 128 Northwest MA	1	31,100	100.0%		100.0%		46.49
17 Hartwell Avenue	Route 128 Northwest MA	1	30,000	100.0%		100.0%		68.85
Subtotal		26	4,707,976	79.3%		79.4%		$57.43

NEW YORK
Office
510 Carnegie Center	Princeton NJ	1	234,160	33.5%		68.5%		$42.55
206 Carnegie Center	Princeton NJ	1	161,763	—%		—%		—
210 Carnegie Center	Princeton NJ	1	159,468	33.2%		33.2%		40.76
212 Carnegie Center	Princeton NJ	1	148,942	71.6%		74.2%		37.25
214 Carnegie Center	Princeton NJ	1	146,799	65.9%		65.9%		37.77
506 Carnegie Center	Princeton NJ	1	139,050	82.1%		82.1%		40.60
508 Carnegie Center	Princeton NJ	1	134,433	100.0%		100.0%		43.03
202 Carnegie Center	Princeton NJ	1	134,068	84.9%		84.9%		41.51
804 Carnegie Center	Princeton NJ	1	130,000	100.0%		100.0%		41.52
504 Carnegie Center	Princeton NJ	1	121,990	100.0%		100.0%		36.34
101 Carnegie Center	Princeton NJ	1	121,619	100.0%		100.0%		39.55
502 Carnegie Center	Princeton NJ	1	121,460	96.9%		98.7%		39.64
701 Carnegie Center	Princeton NJ	1	120,000	100.0%		100.0%		42.82

Q1 2024
In-service property listing (continued)

as of March 31, 2024
	Sub Market	Number of Buildings	Square Feet	Occupied % [1]		Leased % [2]		Annualized Rental Obligations Per Occupied SF [3]
104 Carnegie Center	Princeton NJ	1	102,930	63.8%		63.8%		39.93
103 Carnegie Center	Princeton NJ	1	96,331	73.5%		73.5%		37.34
302 Carnegie Center	Princeton NJ	1	64,926	100.0%		100.0%		35.96
211 Carnegie Center	Princeton NJ	1	47,025	100.0%		100.0%		37.52
201 Carnegie Center	Princeton NJ	—	6,500	100.0%		100.0%		33.83
Subtotal		17	2,191,464	71.3%		75.4%		$39.85

SAN FRANCISCO
Office
Gateway Commons (50% ownership) [4]	South San Francisco CA	5	788,244	75.4%		76.0%		$73.06
751 Gateway (49% ownership) [4,6]	South San Francisco CA	1	230,592	100.0%		100.0%		93.51
Mountain View Research Park	Mountain View CA	15	542,264	65.4%		65.4%		72.76
2440 West El Camino Real	Mountain View CA	1	142,789	56.8%		56.8%		102.14
453 Ravendale Drive	Mountain View CA	1	29,620	100.0%		100.0%		52.08
North First Business Park [10]	San Jose CA	5	190,636	87.6%		87.6%		25.58
Subtotal		28	1,924,145	75.7%		76.0%		$72.02

WASHINGTON, DC
Office
Kingstowne Two	Springfield VA	1	156,005	77.4%		77.4%		$41.12
Kingstowne One	Springfield VA	1	153,601	34.2%		34.2%		39.10
Kingstowne Retail [5]	Springfield VA	1	88,288	100.0%		100.0%		31.51
Subtotal		3	397,894	65.8%		65.8%		$37.47

	Suburban Total	74	9,221,479	76.1%		77.2%		$55.81

	BXPs Share of Suburban			75.6%		76.7%

Total In-Service Properties:		176	50,345,312	88.2%	[11]	89.9%	[11]	$80.19	[11]

BXP’s Share of Total In-Service Properties: [3]				88.0%	[11]	89.6%	[11]

_____________
1Represents signed leases for which revenue recognition has commenced in accordance with GAAP.
2Represents signed leases for which revenue recognition has commenced in accordance with GAAP and signed leases for vacant space with future commencement dates. For additional detail, see pages 38-54.
3See the Definitions and Reconciliations sections of this Supplemental package starting on page 56.
4This is an unconsolidated joint venture property.
5This is a retail property.
6Not included in the Same Property analysis.
7 During the first quarter, the Company reassessed the classifications of its assets as either CBD or Suburban and that certain assets such as those in Reston, Virginia are located in areas with characteristics that more closely align with our definition of CBD due to their diverse live, work, and play environment. As a result, these assets are now classified as CBD.
8 On January 8, 2024, the Company's joint venture partner in 901 New York Avenue transferred all of its ownership interest in the joint venture to the Company for a gross purchase price of $10.0 million, see page 14.
9 On July 20, 2023, the Company completed and fully placed in-service 140 Kendrick Street - Building A, a redevelopment project with approximately 104,000 net rentable square feet in Needham, Massachusetts. 140 Kendrick Street - Building A is not included in the Same Property analysis.
10 Property held for redevelopment.
11 Excludes hotel and residential properties. For additional detail, see pages 19-20.

Q1 2024
Top 20 clients listing and portfolio client diversification
as of March 31, 2024
TOP 20 CLIENTS

No.	Client	BXP’s Share of Annualized Rental Obligations [1]	Weighted Average Remaining Lease Term (years) [2]
1	Salesforce	3.30%	8.0
2	Google	2.83%	13.1
3	Biogen	2.46%	3.3
4	Akamai Technologies	2.12%	10.6
5	Kirkland & Ellis	1.70%	13.5
6	Snap	1.56%	9.3
7	Fannie Mae	1.49%	13.4
8	Ropes & Gray	1.37%	6.1
9	Millennium Management	1.21%	6.8
10	Wellington Management	1.18%	12.0
11	Microsoft	1.08%	9.4
12	Arnold & Porter Kaye Scholer	1.07%	8.2
13	Weil Gotshal & Manges	1.07%	10.1
14	Shearman & Sterling	1.03%	17.4
15	WeWork	0.99%	7.5
16	Bank of America	0.86%	11.4
17	Morrison & Foerster	0.84%	6.5
18	Wilmer Cutler Pickering Hale	0.83%	14.7
19	Leidos	0.82%	9.1
20	Aramis (Estee Lauder)	0.81%	16.0
	BXP’s Share of Annualized Rental Obligations	28.60%
	BXP’s Share of Square Feet [1]	22.65%
	Weighted Average Remaining Lease Term (years)		10.0

NOTABLE SIGNED DEALS 3

Client	Property	Square Feet
AstraZeneca	290 Binney Street	566,000
The Broad Institute	300 Binney Street	225,000
CLIENT DIVERSIFICATION 2

_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 56.
2Based on BXP’s Share of Annualized Rental Obligations.
3Represents leases signed with occupancy commencing in the future. The number of square feet is an estimate.

Q1 2024
Occupancy by location
as of March 31, 2024

TOTAL IN-SERVICE OFFICE PROPERTIES 1 ,2 - Quarter-over-Quarter

	CBD		Suburban		Total
Location	31-Mar-24	31-Dec-23	31-Mar-24	31-Dec-23	31-Mar-24	31-Dec-23
Boston	95.3%	95.9%	79.3%	76.6%	90.4%	89.9%
Los Angeles	86.1%	85.9%	—%	—%	86.1%	85.9%
New York	91.5%	91.8%	71.3%	81.8%	88.0%	90.1%
San Francisco	86.6%	87.4%	75.7%	77.3%	83.9%	84.9%
Seattle	81.8%	81.8%	—%	—%	81.8%	81.8%
Washington, DC	90.8%	89.2%	65.8%	67.4%	89.7%	88.0%
Total Portfolio	91.0%	91.0%	76.1%	77.5%	88.2%	88.4%

SAME PROPERTY OFFICE PROPERTIES 1, 2, 3 - Year-over-Year

	CBD		Suburban		Total
Location	31-Mar-24	31-Mar-23	31-Mar-24	31-Mar-23	31-Mar-24	31-Mar-23
Boston	95.3%	95.0%	78.9%	83.5%	90.4%	91.6%
Los Angeles	87.8%	87.7%	—%	—%	87.8%	87.7%
New York	91.5%	88.8%	71.3%	79.7%	88.0%	87.2%
San Francisco	86.6%	89.2%	72.4%	85.8%	83.4%	88.4%
Seattle	81.8%	87.9%	—%	—%	81.8%	87.9%
Washington, DC	91.7%	89.8%	65.8%	67.4%	90.4%	88.7%
Total Portfolio	91.4%	90.8%	75.2%	82.3%	88.3%	89.2%
_____________
1Represents signed leases for which revenue recognition has commenced in accordance with GAAP. Includes 100% of joint venture properties. Does not include residential units and hotel.
2During the first quarter, the Company reassessed the classifications of its assets as either CBD or Suburban and that certain assets such as those in Reston, Virginia are located in areas with characteristics that more closely align with our definition of CBD due to their diverse live, work, and play environment. As a result, these assets are now classified as CBD. Comparative period has been updated to reflect the same presentation.
3 See the Definitions and Reconciliations sections of this Supplemental package starting on page 56.

Q1 2024
Capital structure
(in thousands, except percentages)

CONSOLIDATED DEBT

Aggregate Principal
Mortgage Notes Payable	$4,406,289
Unsecured Line of Credit	—
Unsecured Term Loan	1,200,000
Unsecured Senior Notes, at face value	9,850,000
Outstanding Principal	15,456,289
Discount on Unsecured Senior Notes	(12,611)
Deferred Financing Costs, Net	(71,248)
Fair Value Debt Adjustment	(10,106)
Consolidated Debt	$15,362,324
MORTGAGE NOTES PAYABLE

		Interest Rate
Property	Maturity Date	GAAP [1]	Stated [2]	Outstanding Principal
901 New York Avenue	January 5, 2025	7.69%	3.61%	$206,289
Santa Monica Business Park	July 19, 2025	6.53%	4.06%	300,000
767 Fifth Avenue (The GM Building) (60% ownership)	June 9, 2027	3.64%	3.43%	2,300,000
90 Broadway, 325 Main Street, 355 Main Street and Kendall Center Green Garage	October 26, 2028	6.27%	6.04%	600,000
601 Lexington Avenue (55% ownership)	January 9, 2032	2.93%	2.79%	1,000,000
Total				$4,406,289
BOSTON PROPERTIES LIMITED PARTNERSHIP UNSECURED SENIOR NOTES 3

	Maturity Date	Effective Yield (on issue date)	Coupon	Outstanding Principal
7 Year Unsecured Senior Notes	January 15, 2025	3.35%	3.20%	$850,000
10 Year Unsecured Senior Notes	February 1, 2026	3.77%	3.65%	1,000,000
10 Year Unsecured Senior Notes	October 1, 2026	3.50%	2.75%	1,000,000
5 Year Unsecured Senior Notes (“green bonds”)	December 1, 2027	6.92%	6.75%	750,000
10 Year Unsecured Senior Notes (“green bonds”)	December 1, 2028	4.63%	4.50%	1,000,000
10 Year Unsecured Senior Notes (“green bonds”)	June 21, 2029	3.51%	3.40%	850,000
10.5 Year Unsecured Senior Notes	March 15, 2030	2.98%	2.90%	700,000
10.75 Year Unsecured Senior Notes	January 30, 2031	3.34%	3.25%	1,250,000
11 Year Unsecured Senior Notes (“green bonds”)	April 1, 2032	2.67%	2.55%	850,000
12 Year Unsecured Senior Notes (“green bonds”)	October 1, 2033	2.52%	2.45%	850,000
10.7 Year Unsecured Senior Notes (“green bonds”)	January 15, 2034	6.62%	6.50%	750,000
				$9,850,000
CAPITALIZATION

	Shares/Units	Common Stock
	Outstanding	Equivalents	Equivalent Value [4]
Common Stock	157,049	157,049	$10,256,870
Common Operating Partnership Units	19,159	19,159	1,251,274
Total Equity		176,208	$11,508,144

Consolidated Debt (A)			$15,362,324
Add: BXP’s share of unconsolidated joint venture debt [5]			1,373,986
Less: Partners’ share of consolidated debt [6]			1,360,873
BXP’s Share of Debt [7] (B)			$15,375,437

Consolidated Market Capitalization (C)			$26,870,468
BXP’s Share of Market Capitalization [6] (D)			$26,883,581
Consolidated Debt/Consolidated Market Capitalization (A÷C)			57.17%
BXP’s Share of Debt/BXP’s Share of Market Capitalization [6] (B÷D)			57.19%
_____________
1The GAAP interest rate differs from the stated interest rate due to the inclusion of the amortization of financing charges, the effects of hedging transactions and adjustments required to reflect loans and swaps at their fair values upon consolidation.
2The stated interest rate includes the effects of hedging transactions.
3All unsecured senior notes are rated BBB (negative), and Baa2 (stable) by S&P and Moody’s, respectively.

Q1 2024
Capital structure
4Values are based on the March 28, 2024 closing price of $65.31 per share of BXP common stock.
5Amount is calculated based on the Company’s percentage ownership interest in the unconsolidated joint venture entities. For additional detail, see page 35.
6Amount is calculated based on the outside partners’ percentage ownership interest in the consolidated joint venture entities. For additional detail, see page 33.
7See the Definitions and Reconciliations sections of this Supplemental package starting on page 56.

Q1 2024
Debt analysis [1]
as of March 31, 2024
(dollars in thousands)

UNSECURED CREDIT FACILITY - MATURES JUNE 15, 2026

	Facility [2]	Outstanding at March 31, 2024	Letters of Credit	Remaining Capacity at March 31, 2024
Unsecured Line of Credit	$1,815,000	$—	$6,727	$1,808,273

UNSECURED TERM LOAN - MATURES MAY 16, 2024 3, 4

	Facility	Outstanding at March 31, 2024
Unsecured Term Loan	$1,200,000	$1,200,000

UNSECURED AND SECURED DEBT ANALYSIS

		Weighted Average
	% of Total Debt	Stated Rates	GAAP Rates [6]	Maturity (years)
Unsecured Debt [4]	71.56%	4.03%	4.15%	4.7
Secured Debt	28.44%	3.69%	4.22%	4.2
Consolidated Debt	100.00%	3.93%	4.17%	4.6

FLOATING AND FIXED RATE DEBT ANALYSIS

		Weighted Average
	% of Total Debt	Stated Rates	GAAP Rates [6]	Maturity (years)
Floating Rate Debt	—%	—%	—%	—
Fixed Rate Debt [4,5]	100.00%	3.93%	4.17%	4.6
Consolidated Debt	100.00%	3.93%	4.17%	4.6

_____________
1Excludes unconsolidated joint ventures. For information on BXP’s share of unconsolidated joint venture debt, see page 35.
2On April 29, 2024, the maximum borrowing commitment was increased to $2.0 billion. All other terms remained unchanged.
3On April 16, 2024, BPLP provided notice to exercise its one-year extension option on its unsecured term loan facility. BPLP anticipates effectuating the extension on or prior to the current May 16, 2024 maturity date. Upon effectiveness, the term loan facility will mature on May 16, 2025. After making an approximately $500.0 million optional repayment on April 29, 2024, the term loan facility has an outstanding principal balance of $700.0 million.
4The $1.2 billion Unsecured Term Loan is subject to interest rate swap contracts that effectively fix Term SOFR, the reference rate for the Unsecured Term Loan, at a weighted-average rate of 4.6420% for the period commencing on May 4, 2023 and ending on May 16, 2024.
5The Fixed Rate Debt includes the effects of hedging transactions.
6The GAAP interest rate differs from the stated interest rate due to the inclusion of the amortization of financing charges, the effects of hedging transactions and adjustments required to reflect loans and swaps at their fair values upon consolidation.

Q1 2024
Senior unsecured debt covenant compliance ratios
In the fourth quarter of 2002, the Company’s Operating Partnership (Boston Properties Limited Partnership) received investment grade ratings on its senior unsecured debt securities and thereafter issued unsecured notes. The notes were issued under an indenture, dated as of December 13, 2002, by and between Boston Properties Limited Partnership and The Bank of New York Mellon Trust Company, N.A., as trustee, as supplemented from time to time (the “Indenture”), which, among other things, requires us to comply with the following limitations on incurrence of debt: Limitation on Outstanding Debt; Limitation on Secured Debt; Ratio of Annualized Consolidated EBITDA to Annualized Interest Expense; and Maintenance of Unencumbered Assets. Compliance with these restrictive covenants requires us to apply specialized terms the meanings of which are described in detail in our filings with the SEC, and to calculate ratios in the manner prescribed by the Indenture.
This section presents such ratios as of March 31, 2024 to show that the Company’s Operating Partnership was in compliance with the terms of the Indenture, which has been filed with the SEC. Management is not presenting these ratios for any other purpose or for any other period, and is not intending for these measures to otherwise provide information to investors about the Company’s financial condition or results of operations. Investors should not rely on these measures other than for purposes of testing our compliance with the Indenture.

COVENANT RATIOS AND RELATED DATA

		Senior Notes Issued Prior to December 4, 2017	Senior Notes Issued On or After December 4, 2017
	Test	Actual
Total Outstanding Debt/Total Assets [1]	Less than 60%	47.8%	44.5%
Secured Debt/Total Assets	Less than 50%	16.8%	15.7%
Interest Coverage (Annualized Consolidated EBITDA to Annualized Interest Expense)	Greater than 1.50x	2.94	2.94
Unencumbered Assets/ Unsecured Debt	Greater than 150%	237.8%	258.8%

_____________
1Capitalized Property Value for senior notes issued prior to December 4, 2017 is determined for each property and is the greater of (A) annualized EBITDA capitalized at an 8.0% rate for CBD properties and a 9.0% rate for non-CBD properties, and (B) the undepreciated book value as determined under GAAP. Capitalized property value for senior notes issued on or after December 4, 2017 is determined for each property and is the greater of (x) annualized EBITDA capitalized at 7.0% and (y) the undepreciated book value as determined under GAAP.

Q1 2024
Net Debt to EBITDAre
(dollars in thousands)

Reconciliation of BXP’s Share of EBITDAre and BXP’s Share of EBITDAre – cash 1

	Three Months Ended
	31-Mar-24	31-Dec-23
Net income attributable to Boston Properties, Inc.	$79,883	$119,925
Add:
Noncontrolling interest - common units of the Operating Partnership	9,500	13,906
Noncontrolling interest in property partnerships	17,221	19,324
Net income	106,604	153,155
Add:
Interest expense	161,891	155,080
Depreciation and amortization expense	218,716	212,067
Impairment loss	13,615	—
Less:
Income from unconsolidated joint ventures	19,186	22,250
Add:
BXP’s share of EBITDAre from unconsolidated joint ventures [2]	36,472	39,320
EBITDAre [1]	518,112	537,372
Less:
Partners’ share of EBITDAre from consolidated joint ventures [3]	47,799	50,621
BXP’s Share of EBITDAre [1] (A)	470,313	486,751
Add:
Stock-based compensation expense	18,527	4,469
BXP’s Share of straight-line ground rent expense adjustment [1]	659	174
BXP’s Share of lease transaction costs that qualify as rent inducements [1]	5,325	1,314
Less:
BXP’s Share of non-cash termination income adjustment (fair value lease amounts) [1]	189	3,129
BXP’s Share of straight-line rent [1]	39,484	28,765
BXP’s Share of fair value lease revenue [1]	2,392	3,441
BXP’s Share of amortization and accretion related to sales type lease [1]	269	256
BXP’s Share of EBITDAre – cash [1]	$452,490	$457,117

BXP’s Share of EBITDAre (Annualized) [4] (A x 4)	$1,881,252	$1,947,004

Reconciliation of BXP’s Share of Net Debt 1

	31-Mar-24	31-Dec-23
Consolidated debt	$15,362,324	$15,856,297
Less:
Cash and cash equivalents	701,695	1,531,477
Cash held in escrow for 1031 exchange	—	—
Net debt [1]	14,660,629	14,324,820
Add:
BXP’s share of unconsolidated joint venture debt [2]	1,373,986	1,421,655
Partners’ share of cash and cash equivalents from consolidated joint ventures	130,747	106,790
Less:
BXP’s share of cash and cash equivalents from unconsolidated joint ventures	84,574	108,430
Partners’ share of consolidated joint venture debt [3]	1,360,873	1,360,375
BXP’s share of related party note receivables	30,500	30,500
BXP’s Share of Net Debt [1] (B)	$14,689,415	$14,353,960

BXP’s Share of Net Debt to BXP’s Share of EBITDAre (Annualized) [B ÷ (A x 4)]	7.81	7.37
_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 56.
2For disclosures related to the calculation of BXP’s share from unconsolidated joint ventures for the three months ended March 31, 2024, see pages 35 and 64.
3For disclosures related to the calculation of Partners’ share from consolidated joint ventures for the three months ended March 31, 2024, see pages 33 and 62.
4BXP’s Share of EBITDAre (Annualized) is calculated as the product of such amount for the quarter multiplied by four (4).

Q1 2024
Debt ratios
(in thousands, except for ratio amounts)

INTEREST COVERAGE RATIO 1

	Three Months Ended
	31-Mar-24	31-Dec-23
BXP’s Share of interest expense [1]	$168,767	$165,785
Less:
BXP’s Share of hedge amortization, net of costs [1]	2,030	2,030
BXP’s share of fair value interest adjustment [1]	4,801	639
BXP’s Share of amortization of financing costs [1]	5,315	5,410
Adjusted interest expense excluding capitalized interest (A)	156,621	157,706
Add:
BXP’s Share of capitalized interest [1]	12,748	11,478
Adjusted interest expense including capitalized interest (B)	$169,369	$169,184

BXP’s Share of EBITDAre – cash [1,2] (C)	$452,490	$457,117

Interest Coverage Ratio (excluding capitalized interest) (C÷A)	2.89	2.90
Interest Coverage Ratio (including capitalized interest) (C÷B)	2.67	2.70

FIXED CHARGE COVERAGE RATIO 1

	Three Months Ended
	31-Mar-24	31-Dec-23
BXP’s Share of interest expense [1]	$168,767	$165,785
Less:
BXP’s Share of hedge amortization, net of costs [1]	2,030	2,030
BXP’s share of fair value interest adjustment [1]	4,801	639
BXP’s Share of amortization of financing costs [1]	5,315	5,410
Add:
BXP’s Share of capitalized interest [1]	12,748	11,478
BXP’s Share of maintenance capital expenditures [1]	11,044	16,165
Hotel improvements, equipment upgrades and replacements	182	358
Total Fixed Charges (A)	$180,595	$185,707

BXP’s Share of EBITDAre – cash [1,2] (B)	$452,490	$457,117
Fixed Charge Coverage Ratio (B÷A)	2.51	2.46

_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 56.
2For a quantitative reconciliation of BXP’s Share of EBITDAre – cash, see page 31.

Q1 2024
Consolidated joint ventures
d
as of March 31, 2024
(unaudited and dollars in thousands)

BALANCE SHEET INFORMATION

	767 Fifth Avenue			Total Consolidated
ASSETS	(The GM Building) [1]		Norges Joint Ventures [1,2]	Joint Ventures

Real estate, net	$3,198,138		$2,845,887	$6,044,025
Cash and cash equivalents	121,053		182,946	303,999
Other assets	311,397		438,899	750,296
Total assets	$3,630,588		$3,467,732	$7,098,320

LIABILITIES AND EQUITY
Liabilities:
Mortgage notes payable, net	$2,288,859		$989,518	$3,278,377
Other liabilities	86,605		310,935	397,540
Total liabilities	2,375,464		1,300,453	3,675,917
Equity:
Boston Properties, Inc.	754,676		932,933	1,687,609
Noncontrolling interests	500,448		1,234,346	1,734,794	[3]
Total equity	1,255,124		2,167,279	3,422,403
Total liabilities and equity	$3,630,588		$3,467,732	$7,098,320

BXP’s nominal ownership percentage	60%		55%

Partners’ share of cash and cash equivalents [4]	$48,421		$82,326	$130,747

Partners’ share of consolidated debt [4]	$915,590	[5]	$445,283	$1,360,873

_____________
1Certain balances contain amounts that eliminate in consolidation.
2Norges Joint Ventures include Times Square Tower, 601 Lexington Avenue/One Five Nine East 53rd Street, 100 Federal Street, Atlantic Wharf Office, 343 Madison Avenue, 300 Binney Street, and 290 Binney Street. See the Acquisitions and Dispositions section of this Supplemental package on page 14 for additional information related to 290 Binney Street.
3Amount excludes preferred shareholders’ capital.
4Amounts represent the partners’ share based on their respective ownership percentages.
5Amount adjusted for basis differentials.

Q1 2024
Consolidated joint ventures (continued)
for the three months ended March 31, 2024
(unaudited and dollars in thousands)

RESULTS OF OPERATIONS

	767 Fifth Avenue		Total Consolidated
	(The GM Building)	Norges Joint Ventures [1]	Joint Ventures
Revenue
Lease [2]	$73,846	$99,836	$173,682
Straight-line rent	5,893	5,707	11,600
Fair value lease revenue	(27)	—	(27)
Termination income	—	(75)	(75)
Total lease revenue	79,712	105,468	185,180
Parking and other	66	1,424	1,490
Total rental revenue [3]	79,778	106,892	186,670
Expenses
Operating	33,327	41,133	74,460
Net Operating Income (NOI)	46,451	65,759	112,210

Other income (expense)
Development and management services revenue	69	21	90
Losses from investments in securities	—	(5)	(5)
Interest and other income	1,450	1,620	3,070
Interest expense	(21,176)	(7,589)	(28,765)
Depreciation and amortization expense	(17,090)	(24,881)	(41,971)
General and administrative expense	(2)	(149)	(151)
Total other income (expense)	(36,749)	(30,983)	(67,732)
Net income	$9,702	$34,776	$44,478

FUNDS FROM OPERATIONS (FFO)

BXP’s nominal ownership percentage	60%	55%

	767 Fifth Avenue		Total Consolidated
Reconciliation of Partners’ share of FFO	(The GM Building)	Norges Joint Ventures [1]	Joint Ventures
Net income	$9,702	$34,776	$44,478
Add: Depreciation and amortization expense	17,090	24,881	41,971
Entity FFO	$26,792	$59,657	$86,449

Noncontrolling interest in property partnerships (Partners’ NCI) [4]	$2,849	$14,372	$17,221
Partners’ share of depreciation and amortization expense after BXP’s basis differential [4]	7,205	11,490	18,695
Partners’ share FFO [4]	$10,054	$25,862	$35,916

Reconciliation of BXP’s share of FFO
BXP’s share of net income adjusted for partners’ NCI	$6,853	$20,404	$27,257
Depreciation and amortization expense - BXP’s basis difference	58	377	435
BXP’s share of depreciation and amortization expense	9,827	13,014	22,841
BXP’s share of FFO	$16,738	$33,795	$50,533
_____________
1 Norges Joint Ventures include Times Square Tower, 601 Lexington Avenue/One Five Nine East 53rd Street, 100 Federal Street, Atlantic Wharf Office, 343 Madison Avenue, 300 Binney Street, and 290 Binney Street. See the Acquisitions and Dispositions section of this Supplemental package on page 14 for additional information related to 290 Binney Street.
2 Lease revenue includes recoveries from clients and service income from clients.
3 See the Definitions and Reconciliations sections of this Supplemental package starting on page 56.
4 Amounts represent the partners’ share based on their respective ownership percentages and are adjusted for basis differentials and the allocations of management and other fees and depreciation and amortization related to capitalized fees.

Q1 2024
Unconsolidated joint ventures [1]

as of March 31, 2024
(unaudited and dollars in thousands)

BALANCE SHEET INFORMATION

	BXP’s Nominal Ownership		Mortgage/Construction Loans Payable, Net		Interest Rate
Property		Net Equity		Maturity Date	Stated	GAAP [2]
Boston
The Hub on Causeway	50.00%	$—	$—	—	—%	—%
100 Causeway Street	50.00%	57,079	166,688	September 5, 2024	6.80%	6.94%
Podium	50.00%	45,068	76,721	September 8, 2025	7.35%	7.75%
Hub50House	50.00%	42,250	91,940	June 17, 2032	4.43%	4.51%
Hotel Air Rights	50.00%	13,680	—	—	—%	—%
1265 Main Street	50.00%	3,583	17,104	January 1, 2032	3.77%	3.84%
Los Angeles
Colorado Center	50.00%	235,143	274,700	August 9, 2027	3.56%	3.59%
Beach Cities Media Center	50.00%	27,042	—	—	—%	—%
New York
360 Park Avenue South [3]	71.11%	49,888	155,940	December 14, 2024	7.83%	8.28%
Dock 72	50.00%	(12,501)	98,779	December 18, 2025	7.83%	8.09%
200 Fifth Avenue	26.69%	76,728	151,190	November 24, 2028	4.34%	5.60%
3 Hudson Boulevard [4]	25.00%	114,331	20,000	May 9, 2024	9.04%	9.04%
San Francisco
Platform 16	55.00%	51,349	—	—	—%	—%
Gateway Commons	50.00%	385,568	—	—	—%	—%
751 Gateway	49.00%	95,863	—	—	—%	—%
Seattle
Safeco Plaza [5]	33.67%	43,860	83,898	September 1, 2026	4.82%	7.73%
Washington, DC
7750 Wisconsin Avenue (Marriott International Headquarters)	50.00%	49,756	125,568	April 26, 2025	6.67%	6.82%
1001 6th Street	50.00%	45,013	—	—	—%	—%
13100 & 13150 Worldgate Drive	50.00%	18,079	—	—	—%	—%
Market Square North	50.00%	(6,103)	62,316	November 10, 2025	7.73%	7.91%
Wisconsin Place Parking Facility	33.33%	30,221	—	—	—%	—%
500 North Capitol Street, N.W. [6]	30.00%	(10,773)	31,178	June 5, 2026	6.83%	7.16%
Skymark - Reston Next Residential	20.00%	15,323	17,964	May 13, 2026	7.33%	7.65%
		1,370,447
Investments with deficit balances reflected within Other Liabilities		29,377
Investments in Unconsolidated Joint Ventures		$1,399,824
Mortgage/Construction Loans Payable, Net			$1,373,986

Q1 2024
Unconsolidated joint ventures (continued) [1]

FLOATING AND FIXED RATE DEBT ANALYSIS

		Weighted Average
	% of Total Debt	Stated Rate	GAAP Rate [2]	Maturity (years)
Floating Rate Debt	53.21%	7.06%	7.61%	1.1
Fixed Rate Debt	46.79%	4.49%	4.87%	7.2
Total Debt	100.00%	5.86%	6.33%	4.0

_____________
1Amounts represent BXP’s share based on its ownership percentage.
2The GAAP interest rate differs from the stated interest rate due to the inclusion of the amortization of financing charges, which includes mortgage recording fees, the effects of hedging transactions (if any) and adjustments required under Accounting Standards Codification 805 “Business Combinations” to reflect loans at their fair values (if any).
3The Company’s partner will fund required capital until their aggregate investment is approximately 29% of all capital contributions; thereafter, the partners will fund required capital according to their percentage interests. See page 15 for more information.
4 The Company has provided $80.0 million of mortgage financing to the joint venture. The loan is reflected as Related Party Note Receivables, Net on the Company’s Consolidated Balance Sheets.
5Safeco Plaza entered into an interest rate cap agreement during Q3 2023 that capped SOFR at 2.50%.
6The indebtedness consists of (x) a $70.0 million mortgage loan payable (Note A) which bears interest at a fixed rate of 6.23% per annum, and (y) a $35.0 million mortgage loan payable (Note B) which bears interest at a fixed rate of 8.03% per annum. The Company provided $10.5 million (or 30%) of the Note B mortgage financing to the joint venture. The loan is reflected as Related Party Note Receivables, Net on the Company’s Consolidated Balance Sheets.

Q1 2024
Unconsolidated joint ventures (continued)
for the three months ended March 31, 2024
(unaudited and dollars in thousands)

RESULTS OF OPERATIONS 1

	Boston	Los Angeles		New York		San Francisco		Seattle	Washington, DC		Total Unconsolidated Joint Ventures
Revenue
Lease [2]	$26,079	$19,081		$22,003		$11,709		$6,803	$21,264		$106,939
Straight-line rent	1,103	(791)		1,546		4,795		702	287		7,642
Fair value lease revenue	—	—		1,538		16		1,087	—		2,641
Termination income	—	—		5,319		—		—	—		5,319
Amortization and accretion related to sales type lease	55	—		—		—		—	—		55
Total lease revenue	27,237	18,290		30,406		16,520		8,592	21,551		122,596
Parking and other	1,400	1,979		147		212		550	872		5,160
Total rental revenue [3]	28,637	20,269		30,553		16,732		9,142	22,423		127,756
Expenses
Operating	11,123	6,565		13,325		5,848		3,580	8,535		48,976
Net operating income/(loss)	17,514	13,704		17,228		10,884		5,562	13,888		78,780

Other income/(expense)
Development and management services revenue	—	—		556		—		—	—		556
Interest and other income (loss)	277	759		271		(1)		156	620		2,082
Interest expense	(11,319)	(4,998)		(13,508)		—		(4,853)	(8,885)		(43,563)
Unrealized gain on derivative instruments	—	—		10,112		—		—	—		10,112
Transaction costs	(1)	(1)		—		—		(1)	—		(3)
Depreciation and amortization expense	(8,651)	(5,361)		(9,470)		(6,383)		(4,735)	(4,823)		(39,423)
General and administrative expense	(1)	—		(211)		(5)		(3)	—		(220)
Total other income/(expense)	(19,695)	(9,601)		(12,250)		(6,389)		(9,436)	(13,088)		(70,459)
Net income/(loss)	$(2,181)	$4,103		$4,978		$4,495		$(3,874)	$800		$8,321

Reconciliation of BXP’s share of Funds from Operations (FFO)
BXP’s share of net income/(loss)	$(1,091)	$2,052		$613		$2,183		$(1,303)	$504		$2,958
Basis differential
Straight-line rent	$—	$91	[4]	$224	[4]	$7	[4]	$—	$—		$322
Fair value lease revenue	—	305	[4]	117	[4]	(219)	[4]	—	—		203
Fair value interest adjustment	—	—		(499)		—		—	—		(499)
Amortization of financing costs	—	—		111		—		—	—		111
Unrealized gain on derivative instruments	—	—		(2,699)		—		—	—		(2,699)
Depreciation and amortization expense	(6)	(1,112)	[4]	(1,382)	[4]	(574)	[4]	278	(110)		(2,906)
Gain on sale / consolidation	—	—		—		—		—	21,696	[5]	21,696
Total basis differential [6]	(6)	(716)	[4]	(4,128)	[4]	(786)	[4]	278	21,586		16,228
Income/(loss) from unconsolidated joint ventures	(1,097)	1,336		(3,515)		1,397		(1,025)	22,090		19,186
Add:
BXP’s share of depreciation and amortization expense	4,331	3,792		4,835		3,753		1,316	2,196		20,223
Less:
Gain on sale / consolidation	—	—		—		—		—	21,696	[5]	21,696
BXP’s share of FFO	$3,234	$5,128		$1,320		$5,150		$291	$2,590		$17,713
_____________
1 For information on the properties included for each region and the Company’s percentage ownership in each property, see pages 21-24.
2 Lease revenue includes recoveries from clients and service income from clients.
3 See the Definitions and Reconciliations sections of this Supplemental package starting on page 56.
4 The Company’s purchase price allocation under ASC 805 for certain joint ventures differs from the historical basis of the venture.
5 On January 8, 2024, the Company's joint venture partner in 901 New York Avenue transferred all of its ownership interest in the joint venture to the Company for a gross purchase price of $10.0 million. The Company recorded a gain of approximately $21.8 million on the consolidation of 901 New York Avenue.
6 Represents adjustments related to the carrying values and depreciation of certain of the Company’s investment in unconsolidated joint ventures.

Q1 2024
Lease expirations - All in-service properties[1,2,3]

as of March 31, 2024

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease Expiration							Percentage of Total Square Feet
			$	$/PSF	$	$/PSF
2024	2,330,407	2,061,602	133,263,648	64.64	133,411,189	64.71	5.26%	[4]
2025	3,025,812	2,628,279	192,408,649	73.21	195,305,347	74.31	6.70%
2026	2,559,730	2,203,825	169,499,016	76.91	174,485,805	79.17	5.62%
2027	2,341,985	2,118,531	162,693,797	76.80	170,707,822	80.58	5.40%
2028	3,348,083	2,666,548	225,923,688	84.73	242,223,297	90.84	6.80%
2029	3,704,046	3,280,451	236,307,182	72.03	263,369,630	80.28	8.37%
2030	2,852,006	2,753,365	213,128,859	77.41	233,982,557	84.98	7.02%
2031	2,220,462	1,944,635	166,905,857	85.83	184,847,956	95.06	4.96%
2032	2,232,097	1,959,003	153,855,763	78.54	179,181,048	91.47	5.00%
2033	2,596,504	2,455,955	194,950,667	79.38	229,100,995	93.28	6.26%
Thereafter	13,284,566	10,605,193	859,894,499	81.08	1,051,001,316	99.10	27.05%
RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease Expiration							Percentage of Total Square Feet
			$	$/PSF	$	$/PSF
2024	59,725	58,725	4,760,559	81.07	4,760,559	81.07	2.52%	[4]
2025	89,920	88,720	7,425,647	83.70	7,560,220	85.21	3.81%
2026	119,266	109,577	23,112,985	210.93	24,118,253	220.10	4.71%
2027	126,021	115,605	13,118,435	113.48	13,580,782	117.48	4.97%
2028	97,350	95,573	11,899,084	124.50	11,474,086	120.06	4.11%
2029	147,432	141,486	15,995,427	113.05	16,999,074	120.15	6.08%
2030	136,273	100,973	9,309,627	92.20	10,132,819	100.35	4.34%
2031	76,298	69,434	5,610,400	80.80	6,369,949	91.74	2.98%
2032	101,253	99,544	7,505,921	75.40	8,699,195	87.39	4.28%
2033	481,554	448,151	31,337,795	69.93	53,738,872	119.91	19.26%
Thereafter	640,378	467,464	63,086,422	134.95	77,233,643	165.22	20.09%

IN-SERVICE PROPERTIES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease Expiration							Percentage of Total Square Feet
			$	$/PSF	$	$/PSF
2024	2,390,132	2,120,327	138,024,207	65.10	138,171,748	65.17	5.11%	[4]
2025	3,115,732	2,716,999	199,834,296	73.55	202,865,567	74.67	6.54%
2026	2,678,996	2,313,402	192,612,001	83.26	198,604,058	85.85	5.57%
2027	2,468,006	2,234,136	175,812,232	78.69	184,288,604	82.49	5.38%
2028	3,445,433	2,762,121	237,822,772	86.10	253,697,383	91.85	6.65%
2029	3,851,478	3,421,937	252,302,609	73.73	280,368,704	81.93	8.24%
2030	2,988,279	2,854,338	222,438,486	77.93	244,115,376	85.52	6.87%
2031	2,296,760	2,014,069	172,516,257	85.66	191,217,905	94.94	4.85%
2032	2,333,350	2,058,547	161,361,684	78.39	187,880,243	91.27	4.96%
2033	3,078,058	2,904,106	226,288,462	77.92	282,839,867	97.39	6.99%
Thereafter	13,924,944	11,072,657	922,980,921	83.36	1,128,234,959	101.89	26.66%
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 56.
2Includes partially placed in-service leased space. Does not include residential units and hotel.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q1 2024
Lease expirations - Boston region in-service properties [1,2,3]
as of March 31, 2024

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2024	413,253	390,676	22,692,153	58.08	22,692,153	58.08	[4]
2025	939,456	910,312	57,047,628	62.67	57,683,929	63.37
2026	811,025	776,791	53,719,760	69.16	55,784,017	71.81
2027	698,994	691,194	51,217,988	74.10	53,188,693	76.95
2028	1,006,229	988,828	89,192,481	90.20	95,603,952	96.68
2029	1,208,821	1,075,335	67,769,473	63.02	77,587,369	72.15
2030	1,514,148	1,501,475	102,524,489	68.28	111,261,864	74.10
2031	614,745	547,908	35,590,617	64.96	39,245,749	71.63
2032	575,342	575,342	50,436,511	87.66	57,209,099	99.43
2033	466,430	455,679	33,422,973	73.35	37,929,322	83.24
Thereafter	4,800,867	3,872,833	321,844,898	83.10	391,317,225	101.04

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2024	26,386	26,386	2,273,289	86.16	2,273,289	86.16	[4]
2025	43,215	42,900	3,729,672	86.94	3,740,223	87.18
2026	26,513	26,513	5,357,947	202.09	5,497,640	207.36
2027	67,909	61,595	9,942,208	161.41	10,211,445	165.78
2028	46,656	46,656	7,883,470	168.97	7,325,683	157.01
2029	64,171	62,821	8,312,600	132.32	8,790,847	139.93
2030	92,892	57,592	5,633,591	97.82	5,940,875	103.16
2031	4,266	4,266	593,283	139.07	649,640	152.28
2032	65,011	64,420	4,987,383	77.42	5,717,880	88.76
2033	284,391	250,988	20,518,831	81.75	41,421,320	165.03
Thereafter	208,392	167,895	12,894,126	76.80	14,686,799	87.48

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2024	439,639	417,062	24,965,442	59.86	24,965,442	59.86	[4]
2025	982,671	953,212	60,777,300	63.76	61,424,152	64.44
2026	837,538	803,304	59,077,707	73.54	61,281,657	76.29
2027	766,903	752,789	61,160,196	81.24	63,400,138	84.22
2028	1,052,885	1,035,484	97,075,951	93.75	102,929,635	99.40
2029	1,272,992	1,138,156	76,082,073	66.85	86,378,216	75.89
2030	1,607,040	1,559,067	108,158,080	69.37	117,202,739	75.17
2031	619,011	552,174	36,183,900	65.53	39,895,389	72.25
2032	640,353	639,762	55,423,894	86.63	62,926,979	98.36
2033	750,821	706,667	53,941,804	76.33	79,350,642	112.29
Thereafter	5,009,259	4,040,728	334,739,024	82.84	406,004,024	100.48
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 56.
2Includes partially placed in-service leased space. Does not include residential units and hotel.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q1 2024
Quarterly lease expirations - Boston region in-service properties [1,2,3]
as of March 31, 2024

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2024	52,541	41,413	2,404,918	58.07	2,404,918	58.07	[4]
Q2 2024	188,831	182,925	11,450,180	62.59	11,450,180	62.59
Q3 2024	78,448	72,905	3,667,282	50.30	3,667,282	50.30
Q4 2024	93,433	93,433	5,169,773	55.33	5,169,773	55.33
Total 2024	413,253	390,676	22,692,153	58.08	22,692,153	58.08

Q1 2025	33,994	33,994	2,363,584	69.53	2,375,969	69.89
Q2 2025	618,608	608,609	34,321,390	56.39	34,622,893	56.89
Q3 2025	20,880	20,880	1,547,136	74.10	1,587,252	76.02
Q4 2025	265,974	246,830	18,815,518	76.23	19,097,815	77.37
Total 2025	939,456	910,312	57,047,628	62.67	57,683,929	63.37

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2024	3,233	3,233	366,784	113.45	366,784	113.45	[4]
Q2 2024	7,966	7,966	961,354	120.68	961,354	120.68
Q3 2024	300	300	237,630	792.10	237,630	792.10
Q4 2024	14,887	14,887	707,521	47.53	707,521	47.53
Total 2024	26,386	26,386	2,273,289	86.16	2,273,289	86.16

Q1 2025	28,950	28,635	2,010,265	70.20	2,010,595	70.21
Q2 2025	1,717	1,717	398,726	232.22	406,011	236.47
Q3 2025	5,047	5,047	809,480	160.39	809,480	160.39
Q4 2025	7,501	7,501	511,201	68.15	514,137	68.54
Total 2025	43,215	42,900	3,729,672	86.94	3,740,223	87.18

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2024	55,774	44,646	2,771,702	62.08	2,771,702	62.08	[4]
Q2 2024	196,797	190,891	12,411,534	65.02	12,411,534	65.02
Q3 2024	78,748	73,205	3,904,912	53.34	3,904,912	53.34
Q4 2024	108,320	108,320	5,877,294	54.26	5,877,294	54.26
Total 2024	439,639	417,062	24,965,442	59.86	24,965,442	59.86

Q1 2025	62,944	62,629	4,373,849	69.84	4,386,564	70.04
Q2 2025	620,325	610,326	34,720,116	56.89	35,028,904	57.39
Q3 2025	25,927	25,927	2,356,616	90.89	2,396,732	92.44
Q4 2025	273,475	254,331	19,326,719	75.99	19,611,952	77.11
Total 2025	982,671	953,212	60,777,300	63.76	61,424,152	64.44
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 56.
2Includes partially placed in-service leased space. Does not include residential units and hotel.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q1 2024
Lease expirations - Los Angeles region in-service properties [1,2,3]
as of March 31, 2024

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2024	251,308	251,308	17,655,509	70.25	17,992,092	71.59
2025	38,285	38,285	2,941,295	76.83	3,057,118	79.85
2026	4,573	4,573	315,921	69.08	340,596	74.48
2027	28,614	28,614	1,824,952	63.78	1,991,922	69.61
2028	246,857	149,060	12,305,341	82.55	13,979,342	93.78
2029	415,771	240,815	16,660,930	69.19	19,139,431	79.48
2030	19,977	19,977	1,270,132	63.58	1,606,607	80.42
2031	—	—	—	—	—	—
2032	237,933	118,967	9,860,429	82.88	12,581,803	105.76
2033	186,894	93,447	6,267,128	67.07	10,968,762	117.38
Thereafter	494,641	494,641	36,068,167	72.92	45,668,617	92.33

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2024	11,367	10,367	326,889	31.53	326,889	31.53	[4]
2025	7,851	6,966	682,131	97.92	702,975	100.92
2026	—	—	—	—	—	—
2027	—	—	—	—	—	—
2028	—	—	—	—	—	—
2029	38,118	38,118	2,255,700	59.18	2,490,720	65.34
2030	5,283	5,283	650,875	123.20	746,452	141.29
2031	—	—	—	—	—	—
2032	—	—	—	—	—	—
2033	—	—	—	—	—	—
Thereafter	23,820	14,824	892,449	60.21	875,875	59.09

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2024	262,675	261,675	17,982,398	68.72	18,318,981	70.01	[4]
2025	46,136	45,251	3,623,426	80.07	3,760,093	83.09
2026	4,573	4,573	315,921	69.08	340,596	74.48
2027	28,614	28,614	1,824,952	63.78	1,991,922	69.61
2028	246,857	149,060	12,305,341	82.55	13,979,342	93.78
2029	453,889	278,933	18,916,630	67.82	21,630,151	77.55
2030	25,260	25,260	1,921,007	76.05	2,353,059	93.15
2031	—	—	—	—	—	—
2032	237,933	118,967	9,860,429	82.88	12,581,803	105.76
2033	186,894	93,447	6,267,128	67.07	10,968,762	117.38
Thereafter	518,461	509,465	36,960,616	72.55	46,544,492	91.36
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 56.
2Includes partially placed in-service leased space.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q1 2024
Quarterly lease expirations - Los Angeles region in-service properties [1,2,3]
as of March 31, 2024

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2024	—	—	—	—	—	—
Q2 2024	17,709	17,709	1,417,197	80.03	1,417,197	80.03
Q3 2024	25,347	25,347	2,174,353	85.78	2,174,353	85.78
Q4 2024	208,252	208,252	14,063,959	67.53	14,400,542	69.15
Total 2024	251,308	251,308	17,655,509	70.25	17,992,092	71.59

Q1 2025	4,944	4,944	365,686	73.97	379,804	76.82
Q2 2025	766	766	48,258	63.00	49,706	64.89
Q3 2025	7,311	7,311	599,124	81.95	635,855	86.97
Q4 2025	25,264	25,264	1,928,226	76.32	1,991,754	78.84
Total 2025	38,285	38,285	2,941,295	76.83	3,057,118	79.85

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2024	9,367	9,367	319,005	34.06	319,005	34.06	[4]
Q2 2024	—	—	—	—	—	—
Q3 2024	2,000	1,000	7,884	7.88	7,884	7.88
Q4 2024	—	—	—	—	—	—
Total 2024	11,367	10,367	326,889	31.53	326,889	31.53

Q1 2025	—	—	—	—	—	—
Q2 2025	1,770	885	42,129	47.60	43,270	48.89
Q3 2025	6,081	6,081	640,003	105.25	659,705	108.49
Q4 2025	—	—	—	—	—	—
Total 2025	7,851	6,966	682,131	97.92	702,975	100.92

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2024	9,367	9,367	319,005	34.06	319,005	34.06	[4]
Q2 2024	17,709	17,709	1,417,197	80.03	1,417,197	80.03
Q3 2024	27,347	26,347	2,182,237	82.83	2,182,237	82.83
Q4 2024	208,252	208,252	14,063,959	67.53	14,400,542	69.15
Total 2024	262,675	261,675	17,982,398	68.72	18,318,981	70.01

Q1 2025	4,944	4,944	365,686	73.97	379,804	76.82
Q2 2025	2,536	1,651	90,387	54.75	92,976	56.31
Q3 2025	13,392	13,392	1,239,127	92.53	1,295,560	96.74
Q4 2025	25,264	25,264	1,928,226	76.32	1,991,754	78.84
Total 2025	46,136	45,251	3,623,426	80.07	3,760,093	83.09
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 56.
2Includes partially placed in-service leased space.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q1 2024
Lease expirations - New York region in-service properties [1,2,3]
as of March 31, 2024

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2024	693,155	487,551	33,285,245	68.27	33,806,887	69.34	[4]
2025	1,076,512	768,634	64,179,504	83.50	64,301,046	83.66
2026	720,511	554,870	41,014,947	73.92	41,386,509	74.59
2027	437,217	366,111	28,813,098	78.70	29,210,303	79.79
2028	634,922	438,896	41,045,043	93.52	42,256,626	96.28
2029	824,713	792,255	72,307,845	91.27	77,420,313	97.72
2030	749,875	698,110	64,881,085	92.94	69,910,787	100.14
2031	366,871	316,752	23,348,121	73.71	24,751,843	78.14
2032	256,195	166,744	12,305,786	73.80	12,822,619	76.90
2033	340,044	306,845	33,920,433	110.55	36,990,105	120.55
Thereafter	4,494,355	3,149,712	307,733,633	97.70	361,300,751	114.71

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2024	10,833	10,833	1,375,694	126.99	1,375,694	126.99
2025	4,179	4,179	420,000	100.50	480,000	114.86
2026	32,924	27,497	14,371,592	522.66	15,186,105	552.29
2027	—	—	—	—	—	—
2028	2,424	647	396,420	612.74	406,125	627.74
2029	8,463	4,557	1,673,791	367.30	1,885,149	413.68
2030	1,023	1,023	309,000	302.05	368,962	360.67
2031	12,787	9,277	1,335,240	143.93	1,546,811	166.74
2032	12,182	11,064	1,016,001	91.83	1,239,060	111.99
2033	19,279	19,279	4,192,033	217.44	4,781,718	248.03
Thereafter	274,025	153,725	42,098,714	273.86	53,175,555	345.91

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2024	703,988	498,384	34,660,939	69.55	35,182,581	70.59	[4]
2025	1,080,691	772,813	64,599,504	83.59	64,781,046	83.82
2026	753,435	582,367	55,386,539	95.11	56,572,614	97.14
2027	437,217	366,111	28,813,098	78.70	29,210,303	79.79
2028	637,346	439,543	41,441,463	94.28	42,662,751	97.06
2029	833,176	796,812	73,981,636	92.85	79,305,462	99.53
2030	750,898	699,133	65,190,085	93.24	70,279,749	100.52
2031	379,658	326,029	24,683,361	75.71	26,298,654	80.66
2032	268,377	177,808	13,321,787	74.92	14,061,679	79.08
2033	359,323	326,124	38,112,466	116.86	41,771,823	128.09
Thereafter	4,768,380	3,303,437	349,832,347	105.90	414,476,306	125.47
4
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 56.
2Includes partially placed in-service leased space.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q1 2024
Quarterly lease expirations - New York region in-service properties [1,2,3]
as of March 31, 2024

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2024	58,998	55,400	2,559,313	46.20	2,559,313	46.20	[4]
Q2 2024	379,258	202,243	12,519,424	61.90	13,034,211	64.45
Q3 2024	188,687	167,547	13,582,369	81.07	13,585,862	81.09
Q4 2024	66,212	62,361	4,624,139	74.15	4,627,502	74.21
Total 2024	693,155	487,551	33,285,245	68.27	33,806,887	69.34

Q1 2025	464,546	180,821	19,174,299	106.04	19,180,919	106.08
Q2 2025	144,477	127,861	12,514,584	97.88	12,541,580	98.09
Q3 2025	175,056	171,227	14,197,380	82.92	14,246,784	83.20
Q4 2025	292,433	288,725	18,293,241	63.36	18,331,762	63.49
Total 2025	1,076,512	768,634	64,179,504	83.50	64,301,046	83.66

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2024	—	—	—	—	—	—
Q2 2024	10,833	10,833	1,375,694	126.99	1,375,694	126.99
Q3 2024	—	—	—	—	—	—
Q4 2024	—	—	—	—	—	—
Total 2024	10,833	10,833	1,375,694	126.99	1,375,694	126.99

Q1 2025	—	—	—	—	—	—
Q2 2025	—	—	—	—	—	—
Q3 2025	4,179	4,179	420,000	100.50	480,000	114.86
Q4 2025	—	—	—	—	—	—
Total 2025	4,179	4,179	420,000	100.50	480,000	114.86

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2024	58,998	55,400	2,559,313	46.20	2,559,313	46.20	[4]
Q2 2024	390,091	213,076	13,895,118	65.21	14,409,905	67.63
Q3 2024	188,687	167,547	13,582,369	81.07	13,585,862	81.09
Q4 2024	66,212	62,361	4,624,139	74.15	4,627,502	74.21
Total 2024	703,988	498,384	34,660,939	69.55	35,182,581	70.59

Q1 2025	464,546	180,821	19,174,299	106.04	19,180,919	106.08
Q2 2025	144,477	127,861	12,514,584	97.88	12,541,580	98.09
Q3 2025	179,235	175,406	14,617,380	83.33	14,726,784	83.96
Q4 2025	292,433	288,725	18,293,241	63.36	18,331,762	63.49
Total 2025	1,080,691	772,813	64,599,504	83.59	64,781,046	83.82
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 56.
2Includes partially placed in-service leased space.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q1 2024
Lease expirations - San Francisco region in-service properties [1,2,3]
as of March 31, 2024

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2024	554,951	518,490	39,007,668	75.23	38,233,372	73.74	[4]
2025	670,794	640,108	50,522,057	78.93	51,978,814	81.20
2026	647,730	556,638	53,957,577	96.93	55,581,861	99.85
2027	528,415	517,451	50,722,478	98.02	53,994,661	104.35
2028	649,554	619,519	56,206,404	90.73	60,984,839	98.44
2029	403,550	367,864	34,760,671	94.49	39,310,768	106.86
2030	359,484	347,871	33,401,590	96.02	38,581,888	110.91
2031	1,089,430	945,122	100,586,709	106.43	112,292,555	118.81
2032	307,574	277,057	24,879,556	89.80	30,887,355	111.48
2033	623,568	623,568	66,838,481	107.19	75,377,050	120.88
Thereafter	306,210	306,210	26,899,495	87.85	36,856,425	120.36

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2024	2,305	2,305	94,254	40.89	94,254	40.89
2025	10,063	10,063	955,662	94.97	993,535	98.73
2026	13,903	13,903	978,292	70.37	1,034,449	74.40
2027	12,566	12,566	416,220	33.12	530,933	42.25
2028	15,808	15,808	1,123,917	71.10	1,161,963	73.50
2029	3,403	3,403	313,088	92.00	348,627	102.45
2030	6,567	6,567	781,044	118.93	882,193	134.34
2031	30,155	26,801	1,671,143	62.35	1,915,101	71.46
2032	6,357	6,357	430,157	67.67	490,576	77.17
2033	30,570	30,570	2,465,148	80.64	2,728,758	89.26
Thereafter	—	—	—	—	—	—

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2024	557,256	520,795	39,101,922	$75.08	38,327,626	73.59	[4]
2025	680,857	650,171	51,477,719	79.18	52,972,349	81.47
2026	661,633	570,541	54,935,869	96.29	56,616,310	99.23
2027	540,981	530,017	51,138,698	96.49	54,525,594	102.88
2028	665,362	635,327	57,330,321	90.24	62,146,802	97.82
2029	406,953	371,267	35,073,759	94.47	39,659,395	106.82
2030	366,051	354,438	34,182,634	96.44	39,464,081	111.34
2031	1,119,585	971,923	102,257,852	105.21	114,207,656	117.51
2032	313,931	283,414	25,309,713	89.30	31,377,931	110.71
2033	654,138	654,138	69,303,629	105.95	78,105,808	119.40
Thereafter	306,210	306,210	26,899,495	87.85	36,856,425	120.36
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 56.
2Includes partially placed in-service leased space.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q1 2024
Quarterly lease expirations - San Francisco region in-service properties [1,2,3]
as of March 31, 2024

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2024	12,456	6,228	389,319	62.51	389,319	62.51	[4]
Q2 2024	289,908	280,187	18,900,879	67.46	17,999,283	64.24
Q3 2024	46,972	36,300	2,561,753	70.57	2,588,290	71.30
Q4 2024	205,615	195,775	17,155,717	87.63	17,256,480	88.14
Total 2024	554,951	518,490	39,007,668	75.23	38,233,372	73.74

Q1 2025	68,310	68,310	5,080,108	74.37	5,076,503	74.32
Q2 2025	161,661	148,106	10,823,807	73.08	11,134,043	75.18
Q3 2025	269,442	256,115	18,229,573	71.18	18,691,475	72.98
Q4 2025	171,381	167,578	16,388,569	97.80	17,076,792	101.90
Total 2025	670,794	640,108	50,522,057	78.93	51,978,814	81.20

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2024	—	—	—	—	—	—
Q2 2024	1,821	1,821	30,000	16.47	30,000	16.47
Q3 2024	484	484	64,254	132.76	64,254	132.76
Q4 2024	—	—	—	—	—	—
Total 2024	2,305	2,305	94,254	40.89	94,254	40.89

Q1 2025	2,282	2,282	306,466	134.30	312,559	136.97
Q2 2025	1,524	1,524	139,341	91.43	139,341	91.43
Q3 2025	5,837	5,837	491,052	84.13	522,340	89.49
Q4 2025	420	420	18,803	44.77	19,294	45.94
Total 2025	10,063	10,063	955,662	94.97	993,535	98.73

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2024	12,456	6,228	389,319	62.51	389,319	62.51	[4]
Q2 2024	291,729	282,008	18,930,879	67.13	18,029,283	63.93
Q3 2024	47,456	36,784	2,626,007	71.39	2,652,544	72.11
Q4 2024	205,615	195,775	17,155,717	87.63	17,256,480	88.14
Total 2024	557,256	520,795	39,101,922	75.08	38,327,626	73.59

Q1 2025	70,592	70,592	5,386,574	76.31	5,389,062	76.34
Q2 2025	163,185	149,630	10,963,148	73.27	11,273,384	75.34
Q3 2025	275,279	261,952	18,720,625	71.47	19,213,815	73.35
Q4 2025	171,801	167,998	16,407,372	97.66	17,096,086	101.76
Total 2025	680,857	650,171	51,477,719	79.18	52,972,349	81.47
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 56.
2Includes partially placed in-service leased space.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q1 2024
Lease expirations - Seattle region in-service properties [1,2,3]
as of March 31, 2024

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2024	23,072	22,430	1,121,532	50.00	1,121,947	50.02	[4]
2025	32,959	16,876	968,261	57.38	990,390	58.69
2026	43,521	42,653	2,518,886	59.06	2,634,307	61.76
2027	76,817	73,898	4,347,956	58.84	4,615,818	62.46
2028	649,347	312,816	17,439,493	55.75	18,693,805	59.76
2029	254,820	234,762	13,653,560	58.16	14,481,722	61.69
2030	33,054	33,054	2,018,716	61.07	2,257,566	68.30
2031	4,742	1,597	89,880	56.29	106,150	66.48
2032	64,737	51,388	3,856,131	75.04	4,559,063	88.72
2033	—	—	—	—	—	—
Thereafter	40,529	13,646	695,952	51.00	963,360	70.60

RETAIL

BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2024	—	—	—	—	—	—
2025	—	—	—	—	—	—
2026	3,686	1,241	95,390	76.86	95,390	76.86
2027	—	—	—	—	—	—
2028	945	945	52,787	55.86	57,229	60.56
2029	1,040	350	6,303	18.00	7,306	20.87
2030	—	—	—	—	—	—
2031	3,048	3,048	190,569	62.52	223,274	73.25
2032	—	—	—	—	—	—
2033	—	—	—	—	—	—
Thereafter	—	—	—	—	—	—
TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2024	23,072	22,430	1,121,532	50.00	1,121,947	50.02	[4]
2025	32,959	16,876	968,261	57.38	990,390	58.69
2026	47,207	43,894	2,614,276	59.56	2,729,697	62.19
2027	76,817	73,898	4,347,956	58.84	4,615,818	62.46
2028	650,292	313,761	17,492,280	55.75	18,751,034	59.76
2029	255,860	235,112	13,659,863	58.10	14,489,028	61.63
2030	33,054	33,054	2,018,716	61.07	2,257,566	68.30
2031	7,790	4,645	280,449	60.38	329,424	70.92
2032	64,737	51,388	3,856,131	75.04	4,559,063	88.72
2033	—	—	—	—	—	—
Thereafter	40,529	13,646	695,952	51.00	963,360	70.60
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 56.
2Includes partially placed in-service leased space. Does not include residential units.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q1 2024
Quarterly lease expirations - Seattle region in-service properties [1,2,3]
as of March 31, 2024

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2024	22,104	22,104	1,101,984	49.85	1,101,984	49.85	[4]
Q2 2024	—	—	—	—	—	—
Q3 2024	—	—	—	—	—	—
Q4 2024	968	326	19,548	59.96	19,963	61.24
Total 2024	23,072	22,430	1,121,532	50.00	1,121,947	50.02

Q1 2025	—	—	—	—	—	—
Q2 2025	19,854	6,685	322,039	48.17	330,395	49.42
Q3 2025	—	—	—	—	—	—
Q4 2025	13,105	10,191	646,223	63.41	659,995	64.76
Total 2025	32,959	16,876	968,261	57.38	990,390	58.69

RETAIL

BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2024	—	—	—	—	—	—
Q2 2024	—	—	—	—	—	—
Q3 2024	—	—	—	—	—	—
Q4 2024	—	—	—	—	—	—
Total 2024	—	—	—	—	—	—

Q1 2025	—	—	—	—	—	—
Q2 2025	—	—	—	—	—	—
Q3 2025	—	—	—	—	—	—
Q4 2025	—	—	—	—	—	—
Total 2025	—	—	—	—	—	—

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2024	22,104	22,104	1,101,984	49.85	1,101,984	49.85	[4]
Q2 2024	—	—	—	—	—	—
Q3 2024	—	—	—	—	—	—
Q4 2024	968	326	19,548	59.96	19,963	61.24
Total 2024	23,072	22,430	1,121,532	50.00	1,121,947	50.02

Q1 2025	—	—	—	—	—	—
Q2 2025	19,854	6,685	322,039	48.17	330,395	49.42
Q3 2025	—	—	—	—	—	—
Q4 2025	13,105	10,191	646,223	63.41	659,995	64.76
Total 2025	32,959	16,876	968,261	57.38	990,390	58.69
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 56.
2Includes partially placed in-service leased space. Does not include residential units.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q1 2024
Lease expirations - Washington, DC region in-service properties [1,2,3]
as of March 31, 2024

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2024	394,668	391,147	19,501,541	49.86	19,564,738	50.02	[4]
2025	267,806	254,064	16,749,904	65.93	17,294,050	68.07
2026	332,370	268,300	17,971,925	66.98	18,758,515	69.92
2027	571,928	441,263	25,767,325	58.39	27,706,425	62.79
2028	161,174	157,429	9,734,926	61.84	10,704,733	68.00
2029	596,371	569,420	31,154,703	54.71	35,430,027	62.22
2030	175,468	152,878	9,032,847	59.09	10,363,845	67.79
2031	144,674	133,256	7,290,530	54.71	8,451,659	63.42
2032	790,316	769,505	52,517,350	68.25	61,121,109	79.43
2033	979,568	976,416	54,501,652	55.82	67,835,756	69.47
Thereafter	3,147,964	2,768,151	166,652,354	60.20	214,894,938	77.63

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2024	8,834	8,834	690,433	78.16	690,433	78.16
2025	24,612	24,612	1,638,182	66.56	1,643,487	66.78
2026	42,240	40,423	2,309,764	57.14	2,304,669	57.01
2027	45,546	41,444	2,760,007	66.60	2,838,404	68.49
2028	31,517	31,517	2,442,490	77.50	2,523,086	80.05
2029	32,237	32,237	3,433,945	106.52	3,476,425	107.84
2030	30,508	30,508	1,935,117	63.43	2,194,337	71.93
2031	26,042	26,042	1,820,165	69.89	2,035,123	78.15
2032	17,703	17,703	1,072,380	60.58	1,251,679	70.70
2033	147,314	147,314	4,161,783	28.25	4,807,076	32.63
Thereafter	134,141	131,020	7,201,133	54.96	8,495,414	64.84

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2024	403,502	399,981	20,191,974	50.48	20,255,171	50.64	[4]
2025	292,418	278,676	18,388,086	65.98	18,937,537	67.96
2026	374,610	308,723	20,281,689	65.70	21,063,184	68.23
2027	617,474	482,707	28,527,332	59.10	30,544,829	63.28
2028	192,691	188,946	12,177,416	64.45	13,227,819	70.01
2029	628,608	601,657	34,588,648	57.49	38,906,452	64.67
2030	205,976	183,386	10,967,964	59.81	12,558,182	68.48
2031	170,716	159,298	9,110,695	57.19	10,486,782	65.83
2032	808,019	787,208	53,589,730	68.08	62,372,788	79.23
2033	1,126,882	1,123,730	58,663,435	52.20	72,642,832	64.64
Thereafter	3,282,105	2,899,171	173,853,487	59.97	223,390,352	77.05
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 56.
2Includes partially placed in-service leased space. Does not include residential units.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q1 2024
Quarterly lease expirations - Washington, DC region in-service properties [1,2,3]
as of March 31, 2024

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2024	7,465	7,465	535,614	71.75	535,614	71.75	[4]
Q2 2024	36,186	36,186	1,767,155	48.84	1,777,401	49.12
Q3 2024	76,105	72,584	3,506,264	48.31	3,543,955	48.83
Q4 2024	274,912	274,912	13,692,508	49.81	13,707,769	49.86
Total 2024	394,668	391,147	19,501,541	49.86	19,564,738	50.02

Q1 2025	71,357	66,020	3,775,989	57.19	3,839,524	58.16
Q2 2025	29,909	26,451	1,531,272	57.89	1,569,651	59.34
Q3 2025	109,106	106,956	8,061,995	75.38	8,366,388	78.22
Q4 2025	57,434	54,638	3,380,648	61.87	3,518,486	64.40
Total 2025	267,806	254,064	16,749,904	65.93	17,294,050	68.07

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2024	—	—	—	—	—	—
Q2 2024	4,466	4,466	370,801	83.03	370,801	83.03
Q3 2024	1,702	1,702	138,352	81.29	138,352	81.29
Q4 2024	2,666	2,666	181,279	68.00	181,279	68.00
Total 2024	8,834	8,834	690,433	78.16	690,433	78.16

Q1 2025	5,594	5,594	242,535	43.36	242,535	43.36
Q2 2025	16,081	16,081	1,085,003	67.47	1,085,003	67.47
Q3 2025	943	943	90,454	95.92	90,454	95.92
Q4 2025	1,994	1,994	220,190	110.43	225,495	113.09
Total 2025	24,612	24,612	1,638,182	66.56	1,643,487	66.78

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2024	7,465	7,465	535,614	71.75	535,614	71.75	[4]
Q2 2024	40,652	40,652	2,137,956	52.59	2,148,202	52.84
Q3 2024	77,807	74,286	3,644,616	49.06	3,682,307	49.57
Q4 2024	277,578	277,578	13,873,787	49.98	13,889,048	50.04
Total 2024	403,502	399,981	20,191,974	50.48	20,255,171	50.64

Q1 2025	76,951	71,614	4,018,524	56.11	4,082,059	57.00
Q2 2025	45,990	42,532	2,616,275	61.51	2,654,654	62.42
Q3 2025	110,049	107,899	8,152,449	75.56	8,456,842	78.38
Q4 2025	59,428	56,632	3,600,838	63.58	3,743,981	66.11
Total 2025	292,418	278,676	18,388,086	65.98	18,937,537	67.96
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 56.
2Includes partially placed in-service leased space. Does not include residential units.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q1 2024
Lease expirations - CBD properties [1,2,3]
as of March 31, 2024

Boston

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2024	149,574	126,997	10,011,090	78.83	10,011,090	78.83	[4]
2025	321,350	291,891	24,244,706	83.06	24,608,482	84.31
2026	581,437	547,203	44,503,302	81.33	45,361,950	82.90
2027	497,297	483,182	45,873,223	94.94	47,796,369	98.92
2028	799,686	782,285	83,011,216	106.11	88,037,651	112.54
2029	794,459	659,623	51,848,278	78.60	59,032,097	89.49
2030	1,427,033	1,379,059	98,611,007	71.51	106,499,185	77.23
2031	47,086	40,590	3,416,042	84.16	3,801,478	93.66
2032	440,634	440,043	37,705,350	85.69	41,945,468	95.32
2033	519,274	475,120	39,987,301	84.16	62,952,719	132.50
Thereafter	4,557,950	3,589,420	307,353,602	85.63	372,515,865	103.78

Los Angeles

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2024	262,675	261,675	17,982,397	68.72	18,318,981	70.01	[4]
2025	46,136	45,251	3,623,426	80.07	3,760,093	83.09
2026	4,573	4,573	315,921	69.08	340,596	74.48
2027	28,614	28,614	1,824,952	63.78	1,991,922	69.61
2028	246,857	149,060	12,305,341	82.55	13,979,342	93.78
2029	453,889	278,933	18,916,630	67.82	21,630,151	77.55
2030	25,260	25,260	1,921,006	76.05	2,353,059	93.15
2031	—	—	—	—	—	—
2032	237,933	118,967	9,860,429	82.88	12,581,803	105.76
2033	186,894	93,447	6,267,128	67.07	10,968,762	117.38
Thereafter	518,461	509,465	36,960,616	72.55	46,544,492	91.36

New York

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2024	547,376	341,772	28,554,913	83.55	29,073,062	85.07	[4]
2025	825,372	517,494	54,390,154	105.1	54,472,213	105.26
2026	468,283	297,215	43,675,267	146.95	44,594,617	150.04
2027	239,162	168,056	21,278,445	126.62	21,455,814	127.67
2028	579,222	381,419	39,253,509	102.91	40,353,426	105.80
2029	634,613	598,249	65,814,723	110.01	71,185,528	118.99
2030	703,724	651,959	63,353,609	97.17	68,321,883	104.79
2031	218,382	164,753	18,024,117	109.4	19,302,444	117.16
2032	213,067	122,499	11,262,021	91.94	11,780,673	96.17
2033	339,892	306,693	37,377,317	121.87	40,949,234	133.52
Thereafter	4,650,732	3,185,789	345,159,755	108.34	409,119,020	128.42

Q1 2024
Lease expirations - CBD properties (continued) [1,2,3]
as of March 31, 2024

San Francisco

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2024	423,080	423,080	33,956,396	80.26	33,154,532	78.36
2025	284,590	284,590	26,597,607	93.46	27,457,838	96.48
2026	475,248	475,248	45,105,287	94.91	46,443,055	97.72
2027	436,712	436,712	43,995,857	100.74	46,822,415	107.22
2028	540,907	540,907	52,698,822	97.43	57,057,924	105.49
2029	284,098	284,098	30,178,912	106.23	34,073,750	119.94
2030	290,296	290,296	30,164,048	103.91	34,767,817	119.77
2031	828,871	828,871	90,089,013	108.69	99,680,478	120.26
2032	252,896	252,896	23,326,581	92.24	29,149,202	115.26
2033	654,138	654,138	69,303,629	105.95	78,105,808	119.40
Thereafter	306,210	306,210	26,899,495	87.85	36,856,425	120.36

Seattle, WA

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2024	23,072	22,430	1,121,532	50.00	1,121,947	50.02	[4]
2025	32,959	16,876	968,261	57.38	990,390	58.69
2026	47,207	43,894	2,614,275	59.56	2,729,697	62.19
2027	76,817	73,898	4,347,956	58.84	4,615,818	62.46
2028	650,292	313,761	17,492,280	55.75	18,751,033	59.76
2029	255,860	235,112	13,659,863	58.10	14,489,028	61.63
2030	33,054	33,054	2,018,716	61.07	2,257,566	68.30
2031	7,790	4,645	280,449	60.38	329,424	70.93
2032	64,737	51,388	3,856,131	75.04	4,559,063	88.72
2033	—	—	—	—	—	—
Thereafter	40,529	13,646	695,952	51.00	963,360	70.60

Washington, DC

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2024	362,254	358,733	18,503,269	51.58	18,556,220	51.73	[4]
2025	235,683	221,941	15,983,406	72.02	16,494,842	74.32
2026	356,645	290,758	19,558,033	67.27	20,299,765	69.82
2027	592,925	458,157	27,335,779	59.66	29,308,272	63.97
2028	172,487	168,742	11,293,138	66.93	12,256,418	72.63
2029	625,955	599,004	34,487,990	57.58	38,790,128	64.76
2030	205,976	183,386	10,967,964	59.81	12,558,182	68.48
2031	168,446	157,028	8,984,451	57.22	10,350,550	65.92
2032	808,019	787,208	53,589,731	68.08	62,372,788	79.23
2033	1,055,138	1,051,986	56,877,196	54.07	70,838,154	67.34
Thereafter	3,257,827	2,874,893	172,955,365	60.16	222,250,159	77.31

_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 56.
2Includes partially placed in-service leased space. Does not include residential units and hotel.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q1 2024
Lease expirations - Suburban properties [1,2,3]
as of March 31, 2024

Boston

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2024	290,065	290,065	14,954,352	51.56	14,954,352	51.56	[4]
2025	661,321	661,321	36,532,594	55.24	36,815,670	55.67
2026	256,101	256,101	14,574,405	56.91	15,919,707	62.16
2027	269,606	269,606	15,286,973	56.70	15,603,769	57.88
2028	253,199	253,199	14,064,735	55.55	14,891,984	58.82
2029	478,533	478,533	24,233,795	50.64	27,346,119	57.15
2030	180,007	180,007	9,547,074	53.04	10,703,555	59.46
2031	571,925	511,585	32,767,858	64.05	36,093,911	70.55
2032	199,719	199,719	17,718,544	88.72	20,981,511	105.06
2033	231,547	231,547	13,954,503	60.27	16,397,923	70.82
Thereafter	451,309	451,309	27,385,422	60.68	33,488,160	74.20

New York

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2024	156,612	156,612	6,106,026	38.99	6,109,519	39.01	[4]
2025	255,319	255,319	10,209,350	39.99	10,308,833	40.38
2026	285,152	285,152	11,711,273	41.07	11,977,997	42.01
2027	198,055	198,055	7,534,653	38.04	7,754,489	39.15
2028	58,124	58,124	2,187,954	37.64	2,309,325	39.73
2029	198,563	198,563	8,166,913	41.13	8,119,934	40.89
2030	47,174	47,174	1,836,475	38.93	1,957,866	41.50
2031	161,276	161,276	6,659,243	41.29	6,996,209	43.38
2032	55,310	55,310	2,059,766	37.24	2,281,006	41.24
2033	19,431	19,431	735,149	37.83	822,589	42.33
Thereafter	117,648	117,648	4,672,591	39.72	5,357,286	45.54

San Francisco

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2024	134,176	97,715	5,145,526	52.66	5,173,094	52.94	[4]
2025	396,267	365,581	24,880,112	68.06	25,514,511	69.79
2026	186,385	95,293	9,830,582	103.16	10,173,255	106.76
2027	104,269	93,305	7,142,841	76.55	7,703,179	82.56
2028	124,455	94,420	4,631,499	49.05	5,088,878	53.90
2029	122,855	87,169	4,894,847	56.15	5,585,645	64.08
2030	75,755	64,142	4,018,586	62.65	4,696,264	73.22
2031	290,714	143,051	12,168,840	85.07	14,527,177	101.55
2032	61,035	30,518	1,983,133	64.98	2,228,729	73.03
2033	—	—	—	—	—	—
Thereafter	—	—	—	—	—	—

Q1 2024
Lease expirations - Suburban properties (continued) [1,2,3]
as of March 31, 2024

Washington, DC

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2024	41,248	41,248	1,688,705	40.94	1,698,951	41.19
2025	56,735	56,735	2,404,679	42.38	2,442,695	43.05
2026	17,965	17,965	723,656	40.28	763,419	42.49
2027	24,549	24,549	1,191,553	48.54	1,236,556	50.37
2028	20,204	20,204	884,279	43.77	971,402	48.08
2029	2,653	2,653	100,658	37.94	116,324	43.85
2030	—	—	—	—	—	—
2031	2,270	2,270	126,244	55.61	136,232	60.01
2032	—	—	—	—	—	—
2033	71,744	71,744	1,786,238	24.90	1,804,678	25.15
Thereafter	24,278	24,278	898,122	36.99	1,140,194	46.96

_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 56.
2Includes partially placed in-service leased space. Does not include residential units and hotel.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q1 2024
Research coverage
With the exception of Green Street Advisors, an independent research firm, the equity analysts listed below are those analysts that, according to Thomson Reuters Corporation, have published research material on the Company and are listed as covering the Company. Please note that any opinions, estimates or forecasts regarding the Company’s performance made by the analysts listed below do not represent the opinions, estimates or forecasts of the Company or its management. The Company does not by its reference below imply its endorsement of or concurrence with any information, conclusions or recommendations made by any of such analysts.

Equity Research Coverage
Argus Research Company	Marie Ferguson	646.747.5447
Bank of America Merrill Lynch	Jeffrey Spector / Camille Bonnel	646.855.1363 / 416.369.2140
Barclays	Brendan Lynch	212.526.9428
BMO Capital	John Kim	212.885.4115
BTIG	Tom Catherwood	212.738.6140
Citi	Nicholas Joseph / Michael Griffin	212.816.1909 / 212.816.5871
Compass Point Research & Trading, LLC	Floris van Dijkum	646.757.2621
Deutsche Bank	Omotayo Okusanya	212.250.9284
Evercore ISI	Steve Sakwa	212.446.9462
Goldman Sachs	Caitlin Burrows	212.902.4736
Green Street Advisors	Dylan Burzinski	949.640.8780
Jefferies & Co.	Peter Abramowitz	212.336.7241
J.P. Morgan Securities	Anthony Paolone	212.622.6682
Keybanc Capital Market	Todd Thomas/Upal Rana	917.368.2286 / 917.368.2316
Mizuho Securities	Vikram Malhotra	212.209.9300
Morgan Stanley	Ronald Kamdem	212.296.8319
Piper Sandler Companies	Alexander Goldfarb	212.466.7937
Scotiabank GBM	Nicholas Yulico	212.225.6904
Truist Securities	Michael Lewis	212.319.5659
UBS US Equity Research	Michael Goldsmith	212.713.2951
Wedbush	Richard Anderson	212.938.9949
Wells Fargo Securities	Blaine Heck	443.263.6529
Wolfe Research	Andrew Rosivach	646.582.9250

Debt Research Coverage
Barclays	Srinjoy Banerjee	212.526.3521
J.P. Morgan Securities	Mark Streeter	212.834.5086
US Bank	Bill Stafford	877.558.2605
Wells Fargo	Kevin McClure	704.410.1100

Rating Agencies
Moody’s Investors Service	Christian Azzi	212.553.7718
Standard & Poor’s	Hannah Gray	212.438.0244

Q1 2024
Definitions

This section contains definitions of certain non-GAAP financial measures and other terms that the Company uses in this Supplemental report and, if applicable, the reasons why management believes these non-GAAP financial measures provide useful information to investors about the Company’s financial condition and results of operations and the other purposes for which management uses the measures. Additional detail can be found in the Company’s most recent annual report on Form 10-K and quarterly report on Form 10-Q, as well as other documents the Company files or furnishes to the SEC from time to time.
The Company also presents “BXP’s Share” of certain of these measures, which are non-GAAP financial measures that are calculated as the consolidated amount calculated in accordance with GAAP, plus the Company’s share of the amount from the Company’s unconsolidated joint ventures (calculated based upon the Company’s percentage ownership interest and, in some cases, after priority allocations), minus the Company’s partners’ share of the amount from the Company’s consolidated joint ventures (calculated based upon the partners’ percentage ownership interests and, in some cases, after income allocation to private REIT shareholders and their share of fees due to the Company).  Management believes that presenting “BXP’s Share” of these measures provides useful information to investors regarding the Company’s financial condition and/or results of operations because the Company has several significant joint ventures and, in some cases, the Company exercises significant influence over, but does not control, the joint venture, in which case GAAP requires that the Company account for the joint venture entity using the equity method of accounting and the Company does not consolidate it for financial reporting purposes. In other cases, GAAP requires that the Company consolidate the venture even though the Company’s partner(s) owns a significant percentage interest. As a result, management believes that presenting BXP’s Share of various financial measures in this manner can help investors better understand the Company’s financial condition and/or results of operations after taking into account its true economic interest in these joint ventures.  The Company cautions investors that the ownership percentages used in calculating “BXP’s Share” of these measures may not completely and accurately depict all of the legal and economic implications of holding an interest in a consolidated or unconsolidated joint venture. For example, in addition to partners’ interests in profits and capital, venture agreements vary in the allocation of rights regarding decision making (both routine and major decisions), distributions, transferability of interests, financings and guarantees, liquidations and other matters. As a result, presentations of “BXP’s Share” of a financial measure should not be considered a substitute for, and should only be considered together with and as a supplement to, the Company’s financial information presented in accordance with GAAP. Unless noted otherwise, reconciliations of “BXP’s Share” of these financial measures can be found in the Reconciliations section of this Supplemental package starting on page 60.
The Company may also present "BXP's Share" of certain operating metrics, such as occupancy and leased percentages based upon square footage. Amounts are calculated based on our consolidated portfolio square feet, plus our share of the square feet from the unconsolidated joint ventures properties (calculated based on our ownership percentage), minus our partners’ share of square feet from our consolidated joint venture properties (calculated based upon the partners’ percentage ownership interests).
Annualized Rental Obligations
Annualized Rental Obligations is defined as monthly Rental Obligations, as of the last day of the reporting period, multiplied by twelve (12).
Average Economic Occupancy
Average Economic Occupancy is defined as (1) total possible revenue less vacancy loss divided by (2) total possible revenue, expressed as a percentage. Total possible revenue is determined by valuing average occupied units at contract rates and average vacant units at Market Rents. Vacancy loss is determined by valuing vacant units at current Market Rents. By measuring vacant units at their Market Rents, Average Economic Occupancy takes into account the fact that units of different sizes and locations within a residential property have different economic impacts on a residential property’s total possible gross revenue.
Average Monthly Rental Rates
Average Monthly Rental Rates are calculated by the Company as the average of the quotients obtained by dividing (A) rental revenue as determined in accordance with GAAP by (B) the number of occupied units for each month within the applicable fiscal period.
Average Physical Occupancy
Average Physical Occupancy is defined as (1) the average number of occupied units divided by (2) the total number of units, expressed as a percentage.
Debt to Market Capitalization Ratio
Consolidated Debt to Consolidated Market Capitalization Ratio is a measure of leverage commonly used by analysts in the REIT sector that equals the quotient of (A) the Company’s Consolidated Debt divided by (B) the Company’s Consolidated Market Capitalization, presented as a percentage. Consolidated Market Capitalization is the sum of (x) the Company’s Consolidated Debt plus (y) the market value of the Company’s outstanding equity securities calculated using the closing price per share of common stock of the Company, as reported by the New York Stock Exchange, multiplied by the sum of (1) outstanding shares of common stock of the Company, (2) outstanding common units of limited partnership interest in Boston Properties Limited Partnership (excluding common units held by the Company), (3) common units issuable upon conversion of all outstanding LTIP Units, assuming all conditions have been met for the conversion of the LTIP Units, (4) common units issuable upon conversion of 2012 OPP Units that were issued in the form of LTIP Units, (5) common units issuable upon conversion of 2013 MYLTIP Units that were issued in the form of LTIP Units, (6) common units issuable upon conversion of 2014 MYLTIP Units that were issued in the form of LTIP Units, (7) common units issuable upon conversion of 2015 MYLTIP Units that were issued in the form of LTIP Units, (8) common units issuable upon conversion of 2016 MYLTIP Units that were issued in the form of LTIP Units, (9) common units issuable upon conversion of 2017 MYLTIP Units that were issued in the form of LTIP Units, (10) common units issuable upon conversion of 2018 MYLTIP Units that were issued in the form of LTIP Units, (11) common units issuable upon conversion of 2019 MYLTIP Units, (12) on and after February 3, 2023, which was the end of the performance period for 2020 MYLTIP Units and thus the date earned, common units issuable upon conversion of 2020 MYLTIP Units that were issued in the form of LTIP Units and (13) on and after February 1, 2024, which was the end of the performance period for 2021 MYLTIP Units and thus the date earned, common units issuable upon conversion of 2021 MYLTIP Units that were issued in the form of LTIP Units. The calculation of Consolidated Market Capitalization does not include LTIP Units issued in the form of MYLTIP Awards unless and until certain performance thresholds are achieved and they are earned. Because their three-year performance periods have not yet ended, 2022, 2023 and 2024 MYLTIP Units are not included.
The Company also presents BXP’s Share of Market Capitalization, which is calculated in a similar manner, except that BXP’s Share of Debt is utilized instead of the Company’s Consolidated Debt in both the numerator and the denominator. The Company presents these ratios because its degree of leverage could affect its ability to obtain additional financing for working capital, capital expenditures, acquisitions, development or other general corporate purposes and because different investors and lenders consider one or both of these ratios. Investors should understand that these ratios are, in part, a function of the market price of the common stock of the Company, and as such will fluctuate with changes in such price and do not necessarily reflect the Company’s capacity to incur additional debt to finance its activities or its ability to manage its existing debt obligations. However, for a company like Boston Properties, Inc., whose assets are primarily income-producing real estate, these ratios may provide investors with an alternate indication of leverage, so long as they are

Q1 2024
Definitions (continued)

evaluated along with the ratio of indebtedness to other measures of asset value used by financial analysts and other financial ratios, as well as the various components of the Company’s outstanding indebtedness.
Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre)
Pursuant to the definition of Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“Nareit”), the Company calculates EBITDAre as net income (loss) attributable to Boston Properties, Inc, the most directly comparable GAAP financial measure, plus net (income) loss attributable to noncontrolling interests, interest expense, losses (gains) from early extinguishments of debt, depreciation and amortization expense, impairment loss and adjustments to reflect the Company’s share of EBITDAre from unconsolidated joint ventures less gains (losses) on sales of real estate and sales-type leases. EBITDAre is a non-GAAP financial measure. The Company uses EBITDAre internally as a performance measure and believes EBITDAre provides useful information to investors regarding its financial condition and results of operations at the corporate level because, when compared across periods, EBITDAre reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, general and administrative expenses and acquisition and development activities on an unleveraged basis, providing perspective not immediately apparent from net income (loss) attributable to Boston Properties, Inc.
In some cases the Company also presents (A) BXP’s Share of EBITDAre – cash, which is BXP’s Share of EBITDAre after eliminating the effects of straight-line rent (excluding the impact related to deferred revenue related to improvements to long-lived assets paid for by a client), fair value lease revenue, amortization and accretion of sales type lease receivable, non-cash termination income adjustment (fair value lease amounts) and non-cash gains (losses) from early extinguishment of debt and adding straight-line ground rent expense (excluding prepaid ground rent expense), stock-based compensation expense and lease transaction costs that qualify as rent inducements, and (B) Annualized EBITDAre, which is EBITDAre for the applicable fiscal quarter ended multiplied by four (4). Presenting BXP’s Share of EBITDAre – cash allows investors to compare EBITDAre across periods without taking into account the effect of certain non-cash rental revenues, ground rent expense and stock based compensation expense. Similar to depreciation and amortization, because of historical cost accounting, fair value lease revenue may distort operating performance measures at the property level. Additionally, presenting EBITDAre excluding the impact of straight-line rent provides investors with an alternative view of operating performance at the property level that more closely reflects rental revenue generated at the property level without regard to future contractual increases in rental rates. In addition, the Company’s management believes that the presentation of Annualized EBITDAre provides useful information to investors regarding the Company’s results of operations because it enables investors to more easily compare quarterly EBITDAre to EBITDAre from full fiscal years.
The Company’s computation of EBITDAre may not be comparable to EBITDAre reported by other REITs or real estate companies that do not define the term in accordance with the current Nareit definition or that interpret the current Nareit definition differently.  The Company believes that in order to facilitate a clear understanding of its operating results, EBITDAre should be examined in conjunction with net income (loss) attributable to Boston Properties, Inc. as presented in the Company’s consolidated financial statements. EBITDAre should not be considered a substitute to net income (loss) attributable to Boston Properties, Inc. in accordance with GAAP or any other GAAP financial measures and should only be considered together with and as a supplement to the Company’s financial information prepared in accordance with GAAP.
Fixed Charge Coverage Ratio
Fixed Charge Coverage Ratio equals BXP’s Share of EBITDAre – cash divided by Total Fixed Charges. BXP’s Share of EBITDAre – cash is a non-GAAP financial measure equal to BXP’s Share of EBITDAre after eliminating the effects of straight-line rent (excluding the impact related to deferred revenue related to improvements to long-lived assets paid for by a client), fair value lease revenue, amortization and accretion related to sales type lease receivable, non-cash termination income adjustment (fair value lease amounts) and non-cash gains (losses) from early extinguishment of debt and adding straight-line ground rent expense, stock-based compensation expense and lease transaction costs that qualify as rent inducements. Total Fixed Charges is also a non-GAAP financial measure equal to the sum of BXP’s Share of interest expense, capitalized interest, maintenance capital expenditures, hotel improvements, equipment upgrades and replacements and preferred dividends/distributions less hedge amortization and amortization of financing costs. The Company believes that the presentation of its Fixed Charge Coverage Ratio provides investors with useful information about the Company’s financial performance as it relates to overall financial flexibility and balance sheet management. Furthermore, the Company believes that the Fixed Charge Coverage Ratio is frequently used by analysts, rating agencies and other interested parties in the evaluation of the Company’s performance as a REIT and, as a result, by presenting the Fixed Charge Coverage Ratio the Company assists these parties in their evaluations.  The Company’s calculation of its Fixed Charge Coverage Ratio may not be comparable to the ratios reported by other REITs or real estate companies that define the term differently and should only be considered together with and as a supplement to the Company’s financial information prepared in accordance with GAAP. For clarification purposes, this ratio does not include gains (losses) from early extinguishments of debt.
Funds Available for Distribution (FAD) and FAD Payout Ratio
In addition to FFO, which is defined on the following page, the Company presents Funds Available for Distribution to common shareholders and common unitholders (FAD), which is a non-GAAP financial measure that is calculated by (1) adding to FFO lease transaction costs that qualify as rent inducements, non-real estate depreciation and amortization, non-cash losses (gains) from early extinguishments of debt, stock-based compensation expense, partners’ share of consolidated and unconsolidated joint venture 2nd generation tenant improvement and leasing commissions (included in the period in which the lease commences) and unearned portion of capitalized fees, (2) eliminating the effects of straight-line rent, straight-line ground rent expense adjustment (excluding prepaid ground rent expense), hedge amortization, fair value interest adjustment, fair value lease revenue and amortization and accretion related to sales type lease receivable, and (3) subtracting maintenance capital expenditures, hotel improvements, equipment upgrades and replacements, 2nd generation tenant improvement and leasing commissions (included in the period in which the lease commences), non-cash termination income adjustment (fair value lease amounts) and impairments of non-depreciable real estate. The Company believes that the presentation of FAD provides useful information to investors regarding the Company’s results of operations because FAD provides supplemental information regarding the Company’s operating performance that would not otherwise be available and may be useful to investors in assessing the Company’s operating performance. Additionally, although the Company does not consider FAD to be a liquidity measure, as it does not make adjustments to reflect changes in working capital or the actual timing of the payment of income or expense items that are accrued in the period, the Company believes that FAD may provide investors with useful supplemental information regarding the Company’s ability to generate cash from its operating performance and the impact of the Company’s operating performance on its ability to make distributions to its shareholders. Furthermore, the Company believes that FAD is frequently used by analysts, investors and other interested parties in the evaluation of its performance as a REIT and, as a result, by presenting FAD the Company is assisting these parties in their evaluation. FAD should not be considered as a substitute for net income (loss) attributable to Boston Properties, Inc.’s co determined in accordance with GAAP or any other GAAP financial measures and should only be considered together with and as a supplement to the Company’s financial information prepared in accordance with GAAP.
FAD Payout Ratio is defined as distributions to common shareholders and unitholders (excluding any special distributions) divided by FAD.

Q1 2024
Definitions (continued)

Funds from Operations (FFO)
Pursuant to the revised definition of Funds from Operations adopted by the Board of Governors of Nareit, the Company calculates Funds from Operations, or “FFO,” by adjusting net income (loss) attributable to Boston Properties, Inc. (computed in accordance with GAAP) for gains (or losses) from sales of properties or a change in control, impairment losses on depreciable real estate consolidated on the Company’s balance sheet, impairment losses on its investments in unconsolidated joint ventures driven by a measurable decrease in the fair value of depreciable real estate held by the unconsolidated joint ventures and real estate-related depreciation and amortization. FFO is a non-GAAP financial measure, but the Company believes the presentation of FFO, combined with the presentation of required GAAP financial measures, has improved the understanding of operating results of REITs among the investing public and has helped make comparisons of REIT operating results more meaningful. Management generally considers FFO and FFO per share to be useful measures for understanding and comparing the Company’s operating results because, by excluding gains and losses related to sales or a change in control of previously depreciated operating real estate assets, impairment losses and real estate asset depreciation and amortization (which can differ across owners of similar assets in similar condition based on historical cost accounting and useful life estimates), FFO and FFO per share can help investors compare the operating performance of a company’s real estate across reporting periods and to the operating performance of other companies.
The Company’s computation of FFO may not be comparable to FFO reported by other REITs or real estate companies that do not define the term in accordance with the current Nareit definition or that interpret the current Nareit definition differently.  In order to facilitate a clear understanding of the Company’s operating results, FFO should be examined in conjunction with net income (loss) attributable to Boston Properties, Inc. as presented in the Company’s consolidated financial statements. FFO should not be considered as a substitute for net income (loss) attributable to Boston Properties, Inc. (determined in accordance with GAAP) or any other GAAP financial measures and should only be considered together with and as a supplement to the Company’s financial information prepared in accordance with GAAP.
In-Service Properties
The Company treats a property as being “in-service” upon the earlier of (1) lease-up and completion of tenant improvements or (2) one year after cessation of major construction activity as determined under GAAP. The determination as to when an entire property should be treated as “in-service” involves a degree of judgment and is made by management based on the relevant facts and circumstances of the particular property. For portfolio operating and occupancy statistics, the Company specifies a single date for treating a property as “in-service,” which is generally later than the date the property is partially placed in-service under GAAP. Under GAAP, a property may be placed in-service in stages as construction is completed and the property is held available for occupancy. In addition, under GAAP, when a portion of a property has been substantially completed and either occupied or held available for occupancy, the Company ceases capitalizing costs on that portion, even though it may not treat the property as being “in-service,” and continues to capitalize only those costs associated with the portion still under construction. In-service properties include properties held by the Company’s unconsolidated joint ventures. A property will no longer be considered “in-service” when the occupied percentage is below 50% and the Company is no longer actively leasing the property in anticipation of a future development/redevelopment.
Interest Coverage Ratio
Interest Coverage Ratio, calculated including and excluding capitalized interest, is a non-GAAP financial measure equal to BXP’s Share of EBITDAre – cash divided by Adjusted interest expense. BXP’s Share of EBITDAre – cash is a non-GAAP financial measure equal to BXP’s Share of EBITDAre after eliminating the effects of straight-line rent (excluding the impact related to deferred revenue related to improvements to long-lived assets paid for by a client), fair value lease revenue, amortization and accretion related to sales type lease receivable, non-cash termination income adjustment (fair value lease amounts) and non-cash gains (losses) from early extinguishment of debt and adding straight-line ground rent expense (excluding prepaid ground rent expense), stock-based compensation expense and lease transaction costs that qualify as rent inducements. Adjusted interest expense excluding capitalized interest is equal to BXP’s Share of interest expense less (1) BXP’s Share of hedge amortization, (2) BXP’s Share of fair value interest adjustment and (3) BXP’s Share of amortization of financing costs. Adjusted interest expense including capitalized interest is calculated in the same manner but adds back BXP’s Share of capitalized interest. The Company believes that the presentation of its Interest Coverage Ratio provides useful information about the Company’s financial condition because it provides investors additional information on the Company’s ability to meet its debt obligations and incur additional indebtedness. In addition, by analyzing interest coverage ratios over a period of time, trends may emerge that provide investors a better sense of whether a company’s financial condition is improving or declining. The ratios may also be used to compare the financial condition of different companies, which can help when making an investment decision. The Company presents its Interest Coverage Ratio in two ways - including capitalized interest and excluding capitalized interest. GAAP requires the capitalization of interest expense during development. Therefore, for a company like Boston Properties, Inc. that is an active developer of real estate, presenting the Interest Coverage Ratio (excluding capitalized interest) provides an alternative measure of financial condition that may be more indicative of the Company’s ability to meet its interest expense obligations and therefore its overall financial condition. For clarification purposes, this ratio does not include gains (losses) from early extinguishments of debt.
Market Rents
Market Rents used by the Company in calculating Average Economic Occupancy are based on the current market rates set by the managers of the Company’s residential properties based on their experience in renting their residential property’s units and publicly available market data. Trends in market rents for a region as reported by others could therefore vary materially. Market Rents for a period are based on the average Market Rents during that period and do not reflect any impact for cash concessions.
Net Debt
Net Debt is equal to (A) the Company’s consolidated debt plus special dividends payable (if any) less (B) cash and cash equivalents and cash held in escrow for potential Section 1031 like kind exchange(s) (if any). The Company believes that the presentation of Net Debt provides useful information to investors because the Company reviews Net Debt as part of the management of its overall financial flexibility, capital structure and leverage. In particular, Net Debt is an important component of the Company’s ratio of BXP’s Share of Net Debt to BXP’s Share of EBITDAre.  BXP’s Share of Net Debt is calculated in a similar manner to Net Debt, except that (1) BXP’s Share of Debt is utilized instead of the Company’s consolidated debt after eliminating BXP’s Share of the related party note receivable and (2) BXP’s Share of cash is utilized instead of consolidated cash. The Company believes BXP’s Share of Net Debt to BXP’s Share of EBITDAre is useful to investors because it provides an alternative measure of the Company’s financial flexibility, capital structure and leverage based on its percentage ownership interest in all of its assets. Furthermore, certain debt rating agencies, creditors and credit analysts monitor the Company’s Net Debt as part of their assessments of its business. The Company may utilize a considerable portion of its cash and cash equivalents at any given time for purposes other than debt reduction. In addition, cash and cash equivalents and cash held in escrow for potential Section 1031 like kind exchange(s) may not be solely controlled by the Company. The deduction of these items from consolidated debt in the calculation of Net Debt therefore should not be understood to mean that these items are available exclusively for debt reduction at any given time.

Q1 2024
Definitions (continued)

Net Operating Income/(Loss) (NOI)
Net operating income/(loss) (NOI) is a non-GAAP financial measure equal to net income (loss) attributable to Boston Properties, Inc., the most directly comparable GAAP financial measure, plus (1) net (income) loss attributable to noncontrolling interests, corporate general and administrative expense, payroll and related costs from management services contracts, transaction costs, depreciation and amortization expense, impairment loss, losses from interest rate contracts, unrealized loss on non-real estate investment, losses from early extinguishments of debt, and interest expense, less (2) development and management services revenue, direct reimbursements of payroll and related costs from management services contracts, income (loss) from unconsolidated joint ventures, gains (losses) on sales of real estate, gains (losses) from investments in securities, interest and other income (loss), and gain on sales-type lease. In some cases, the Company also presents (1) NOI – cash, which is NOI after eliminating the effects of straight-line rent (excluding the impact related to deferred revenue related to improvements to long-lived assets paid for by a client), fair value lease revenue, amortization and accretion related to sales type lease, straight-line ground rent expense adjustment (excluding prepaid ground rent), prepaid ground rent expense and lease transaction costs that qualify as rent inducements in accordance with GAAP, and (2) NOI and NOI – cash, in each case excluding termination income.
The Company uses these measures internally as performance measures and believes they provide useful information to investors regarding the Company’s results of operations and financial condition because, when compared across periods, they reflect the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and development activity on an unleveraged basis, providing perspective not immediately apparent from net income. For example, interest expense is not necessarily linked to the operating performance of a real estate asset and is often incurred at the corporate level as opposed to the property level. Similarly, interest expense may be incurred at the property level even though the financing proceeds may be used at the corporate level (e.g., used for other investment activity). In addition, depreciation and amortization expense because of historical cost accounting and useful life estimates, may distort operating performance measures at the property level. Presenting NOI – cash allows investors to compare NOI performance across periods without taking into account the effect of certain non-cash rental revenues, amortization and accretion related to sales type lease receivable and ground rent expenses. Similar to depreciation and amortization expense, fair value lease revenues, because of historical cost accounting, may distort operating performance measures at the property level. Additionally, presenting NOI excluding the impact of the straight-lining of rent and amortization and accretion related to sale type lease receivable provides investors with an alternative view of operating performance at the property level that more closely reflects net cash generated at the property level on an unleveraged basis. Presenting NOI measures that exclude termination income provides investors with additional information regarding operating performance at a property level that allows them to compare operating performance between periods without taking into account termination income, which can distort the results for any given period because they generally represent multiple months or years of a client’s rental obligations that are paid in a lump sum in connection with a negotiated early termination of the client’s lease and are not reflective of the core ongoing operating performance of the Company’s properties.
Rental Obligations
Rental Obligations is defined as the contractual base rents (but excluding percentage rent) and budgeted reimbursements from clients under existing leases. These amounts exclude rent abatements.
Rental Revenue
Rental Revenue is equal to Total revenue, the most directly comparable GAAP financial measure, less development and management services revenue and direct reimbursements of payroll and related costs from management services contracts. The Company uses Rental Revenue internally as a performance measure and in calculating other non-GAAP financial measures (e.g., NOI), which provides investors with information regarding our performance that is not immediately apparent from the comparable non-GAAP measures and allows investors to compare operating performance between periods. The Company also presents Rental Revenue (excluding termination income) because termination income can distort the results for any given period because it generally represents multiple months or years of a client’s rental obligations that are paid in a lump sum in connection with a negotiated early termination of the client’s lease and does not reflect the core ongoing operating performance of the Company’s properties.
Same Properties
In the Company’s analysis of NOI, particularly to make comparisons of NOI between periods meaningful, it is important to provide information for properties that were in-service and owned by the Company throughout each period presented. The Company refers to properties acquired or placed in-service prior to the beginning of the earliest period presented and owned by the Company through the end of the latest period presented as “Same Properties.” “Same Properties” therefore exclude properties placed in-service, acquired, repositioned or in development or redevelopment after the beginning of the earliest period presented or disposed of prior to the end of the latest period presented. Accordingly, it takes at least one year and one quarter after a property is acquired or treated as “in-service” for that property to be included in “Same Properties.” Pages 21 - 24 indicate by footnote the “In-Service Properties” that are not included in “Same Properties.”

Q1 2024
Reconciliations
(unaudited and in thousands)

BXP’s Share of select items
	Three Months Ended
	31-Mar-24	31-Dec-23
Revenue	$839,439	$828,933
Partners’ share of revenue from consolidated joint ventures (JVs)	(80,049)	(81,552)
BXP’s share of revenue from unconsolidated JVs	56,655	63,776
BXP’s Share of revenue	$816,045	$811,157

Straight-line rent	$40,520	$29,235
Partners’ share of straight-line rent from consolidated JVs	(4,925)	(4,555)
BXP’s share of straight-line rent from unconsolidated JVs	3,889	4,085
BXP’s Share of straight-line rent	$39,484	$28,765

Fair value lease revenue [1]	$1,394	$2,518
Partners’ share of fair value lease revenue from consolidated JVs [1]	11	(131)
BXP’s share of fair value lease revenue from unconsolidated JVs [1]	987	1,054
BXP’s Share of fair value lease revenue [1]	$2,392	$3,441

Lease termination income	$1,999	$10,485
Partners’ share of termination income from consolidated JVs	34	(135)
BXP’s share of termination income from unconsolidated JVs	2,659	—
BXP’s Share of termination income	$4,692	$10,350

Non-cash termination income adjustment (fair value lease amounts)	$189	$3,129
Partners’ share of non-cash termination income adjustment (fair value lease amounts) from consolidated JVs	—	—
BXP’s share of non-cash termination income adjustment (fair value lease amounts) from unconsolidated JVs	—	—
BXP’s Share of non-cash termination income adjustment (fair value lease amounts)	$189	$3,129

Parking and other revenue	$29,693	$30,676
Partners’ share of parking and other revenue from consolidated JVs	(667)	(831)
BXP’s share of parking and other revenue from unconsolidated JVs	2,392	2,407
BXP’s Share of parking and other revenue	$31,418	$32,252

Hedge amortization, net of costs	$1,590	$1,590
Partners’ share of hedge amortization, net of costs from consolidated JVs	(144)	(144)
BXP’s share of hedge amortization, net of costs from unconsolidated JVs	584	584
BXP’s Share of hedge amortization, net of costs	$2,030	$2,030

Straight-line ground rent expense adjustment	$520	$35
Partners’ share of straight-line ground rent expense adjustment from consolidated JVs	—	—
BXP’s share of straight-line ground rent expense adjustment from unconsolidated JVs	139	139
BXP’s Share of straight-line ground rent expense adjustment	$659	$174

Depreciation and amortization	$218,716	$212,067
Noncontrolling interests in property partnerships’ share of depreciation and amortization	(18,695)	(19,284)
BXP’s share of depreciation and amortization from unconsolidated JVs	20,223	24,132
BXP’s Share of depreciation and amortization	$220,244	$216,915

Lease transaction costs that qualify as rent inducements [2]	$5,312	$1,276
Partners’ share of lease transaction costs that qualify as rent inducements from consolidated JVs [2]	—	(164)
BXP’s share of lease transaction costs that qualify as rent inducements from unconsolidated JVs [2]	13	202
BXP’s Share of lease transaction costs that qualify as rent inducements [2]	$5,325	$1,314

2nd generation tenant improvements and leasing commissions	$97,364	$65,117
Partners’ share of 2nd generation tenant improvements and leasing commissions from consolidated JVs	(13,926)	(12,582)
BXP’s share of 2nd generation tenant improvements and leasing commissions from unconsolidated JVs	1,093	1,174
BXP’s Share of 2nd generation tenant improvements and leasing commissions	$84,531	$53,709

Q1 2024
Reconciliations (continued)

Maintenance capital expenditures [3]	$13,102	$18,302
Partners’ share of maintenance capital expenditures from consolidated JVs [3]	(2,072)	(2,918)
BXP’s share of maintenance capital expenditures from unconsolidated JVs [3]	14	781
BXP’s Share of maintenance capital expenditures [3]	$11,044	$16,165

Interest expense	$161,891	$155,080
Partners’ share of interest expense from consolidated JVs	(11,883)	(12,013)
BXP’s share of interest expense from unconsolidated JVs	18,759	22,718
BXP’s Share of interest expense	$168,767	$165,785

Capitalized interest	$9,381	$9,207
Partners’ share of capitalized interest from consolidated JVs	(32)	(24)
BXP’s share of capitalized interest from unconsolidated JVs	3,399	2,295
BXP’s Share of capitalized interest	$12,748	$11,478

Amortization of financing costs	$5,436	$5,430
Partners’ share of amortization of financing costs from consolidated JVs	(498)	(498)
BXP’s share of amortization of financing costs from unconsolidated JVs	377	478
BXP’s Share of amortization of financing costs	$5,315	$5,410

Fair value interest adjustment	$4,302	$140
Partners’ share of fair value of interest adjustment from consolidated JVs	—	—
BXP’s share off fair value interest adjustment from unconsolidated JVs	499	499
BXP’s Share of fair value interest adjustment	$4,801	$639

Amortization and accretion related to sales type lease	$242	$238
Partners’ share of amortization and accretion related to sales type lease from consolidated JVs	—	—
BXP’s share off amortization and accretion related to sales type lease from unconsolidated JVs	27	18
BXP’s Share of amortization and accretion related to sales type lease	$269	$256

_____________
1Represents the net adjustment for above- and below-market leases that are being amortized over the terms of the respective leases in place at the property acquisition dates.
2Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the period the lease commences.
3Maintenance capital expenditures do not include planned capital expenditures related to acquisitions and repositioning capital expenditures.

Q1 2024
Reconciliations (continued)
for the three months ended March 31, 2024
(unaudited and dollars in thousands)

CONSOLIDATED JOINT VENTURES

	767 Fifth Avenue		Total Consolidated
	(The GM Building)	Norges Joint Ventures [1]	Joint Ventures
Revenue
Lease [2]	$73,846	$99,836	$173,682
Straight-line rent	5,893	5,707	11,600
Fair value lease revenue	(27)	—	(27)
Termination income	—	(75)	(75)
Total lease revenue	79,712	105,468	185,180
Parking and other	66	1,424	1,490
Total rental revenue [3]	79,778	106,892	186,670
Expenses
Operating	33,327	41,133	74,460
Net Operating Income (NOI)	46,451	65,759	112,210

Other income (expense)
Development and management services revenue	69	21	90
Losses from investments in securities	—	(5)	(5)
Interest and other income	1,450	1,620	3,070
Interest expense	(21,176)	(7,589)	(28,765)
Depreciation and amortization expense	(17,090)	(24,881)	(41,971)
General and administrative expense	(2)	(149)	(151)
Total other income (expense)	(36,749)	(30,983)	(67,732)
Net income	$9,702	$34,776	$44,478

BXP’s nominal ownership percentage	60.00%	55.00%

Partners’ share of NOI (after income allocation to private REIT shareholders) [4]	$17,915	$28,655	$46,570
BXP’s share of NOI (after income allocation to private REIT shareholders)	$28,536	$37,104	$65,640
Unearned portion of capitalized fees [5]	$179	$162	$341

Partners’ share of select items [4]
Partners’ share of parking and other revenue	$26	$641	$667
Partners’ share of hedge amortization	$144	$—	$144
Partners’ share of amortization of financing costs	$346	$152	$498
Partners’ share of depreciation and amortization related to capitalized fees	$392	$463	$855
Partners’ share of capitalized interest	$—	$32	$32
Partners’ share of management and other fees	$666	$944	$1,610
Partners’ share of basis differential depreciation and amortization expense	$(23)	$(170)	$(193)
Partners’ share of basis differential interest and other adjustments	$(3)	$40	$37

Reconciliation of Partners’ share of EBITDAre [6]
Partners’ NCI	$2,849	$14,372	$17,221
Add:
Partners’ share of interest expense after BXP’s basis differential	8,468	3,415	11,883
Partners’ share of depreciation and amortization expense after BXP’s basis differential	7,205	11,490	18,695
Partners’ share of EBITDAre	$18,522	$29,277	$47,799

Q1 2024
Reconciliations (continued)
for the three months ended March 31, 2024
(unaudited and dollars in thousands)

CONSOLIDATED JOINT VENTURES

	767 Fifth Avenue		Total Consolidated
Reconciliation of Partners’ share of Net Operating Income (Loss) (NOI) [6]	(The GM Building)	Norges Joint Ventures [1]	Joint Ventures
Rental revenue [3]	$31,911	$48,101	$80,012
Less: Termination income	—	(34)	(34)
Rental revenue (excluding termination income) [3]	31,911	48,135	80,046
Less: Operating expenses (including partners’ share of management and other fees)	13,996	19,446	33,442
Income allocation to private REIT shareholders	—	—	—
NOI (excluding termination income and after income allocation to private REIT shareholders)	$17,915	$28,689	$46,604

Rental revenue (excluding termination income) [3]	$31,911	$48,135	$80,046
Less: Straight-line rent	2,357	2,568	4,925
Fair value lease revenue	(11)	—	(11)
Add: Lease transaction costs that qualify as rent inducements	—	—	—
Subtotal	29,565	45,567	75,132
Less: Operating expenses (including partners’ share of management and other fees)	13,996	19,446	33,442
Income allocation to private REIT shareholders	—	—	—
NOI - cash (excluding termination income and after income allocation to private REIT shareholders)	$15,569	$26,121	$41,690

Reconciliation of Partners’ share of Revenue [4]
Rental revenue [3]	$31,911	$48,101	$80,012
Add: Development and management services revenue	28	9	37
Revenue	$31,939	$48,110	$80,049

_________
1Norges Joint Ventures include Times Square Tower, 601 Lexington Avenue/One Five Nine East 53rd Street, 100 Federal Street, Atlantic Wharf Office, 343 Madison Avenue, 300 Binney Street, and 290 Binney Street. See the Acquisitions and Dispositions section of this Supplemental package on page 14 for additional information related to 290 Binney Street.
2 Lease revenue includes recoveries from clients and service income from clients.
3See the Definitions and Reconciliations sections of this Supplemental package starting on page 56.
4Amounts represent the partners’ share based on their respective ownership percentage.
5Capitalized fees are eliminated in consolidation and recognized over the life of the asset as depreciation and amortization are added back to the Company’s net income.
6Amounts represent the partners’ share based on their respective ownership percentages and are adjusted for basis differentials and the allocations of management and other fees and depreciation and amortization related to capitalized fees.

Q1 2024
Reconciliations (continued)
for the three months ended March 31, 2024
(unaudited and dollars in thousands)

UNCONSOLIDATED JOINT VENTURES 1

	Boston	Los Angeles		New York		San Francisco		Seattle	Washington, DC		Total Unconsolidated Joint Ventures
Revenue
Lease [2]	$26,079	$19,081		$22,003		$11,709		$6,803	$21,264		$106,939
Straight-line rent	1,103	(791)		1,546		4,795		702	287		7,642
Fair value lease revenue	—	—		1,538		16		1,087	—		2,641
Termination income	—	—		5,319		—		—	—		5,319
Amortization and accretion related to sales type lease	55	—		—		—		—	—		55
Total lease revenue	27,237	18,290		30,406		16,520		8,592	21,551		122,596
Parking and other	1,400	1,979		147		212		550	872		5,160
Total rental revenue [3]	28,637	20,269		30,553		16,732		9,142	22,423		127,756
Expenses
Operating	11,123	6,565		13,325	[4]	5,848		3,580	8,535		48,976
Net operating income/(loss)	17,514	13,704		17,228		10,884		5,562	13,888		78,780

Other income/(expense)
Development and management services revenue	—	—		556		—		—	—		556
Interest and other income (loss)	277	759		271		(1)		156	620		2,082
Interest expense	(11,319)	(4,998)		(13,508)		—		(4,853)	(8,885)		(43,563)
Unrealized gain on derivative instruments	—	—		10,112		—		—	—		10,112
Transaction costs	(1)	(1)		—		—		(1)	—		(3)
Depreciation and amortization expense	(8,651)	(5,361)		(9,470)		(6,383)		(4,735)	(4,823)		(39,423)
General and administrative expense	(1)	—		(211)		(5)		(3)	—		(220)
Total other income/(expense)	(19,695)	(9,601)		(12,250)		(6,389)		(9,436)	(13,088)		(70,459)
Net income/(loss)	$(2,181)	$4,103		$4,978		$4,495		$(3,874)	$800		$8,321

BXP’s share of select items:
BXP’s share of parking and other revenue	$700	$990		$73		$106		$185	$338		$2,392
BXP’s share of amortization of financing costs	$156	$23		$65		$—		$29	$104		$377
BXP’s share of hedge amortization, net of costs	$—	$—		$—		$—		$584	$—		$584
BXP’s share of fair value interest adjustment	$—	$—		$499		$—		$—	$—		$499
BXP’s share of capitalized interest	$—	$—		$3,097		$—		$—	$302		$3,399
BXP’s share of amortization and accretion related to sales type lease	$27	$—		$—		$—		$—	$—		$27

Reconciliation of BXP’s share of EBITDAre
Income/(loss) from unconsolidated joint ventures	$(1,097)	$1,336		$(3,515)		$1,397		$(1,025)	$22,090		$19,186
Add:
BXP’s share of interest expense	5,660	2,499		4,899		—		1,634	4,067		18,759
BXP’s share of depreciation and amortization expense	4,331	3,792	[5]	4,835		3,753	[5]	1,316	2,196		20,223
Less:
Gain on sale / consolidation	—	—		—		—		—	21,696	[6]	21,696
BXP’s share of EBITDAre	$8,894	$7,627	[5]	$6,219		$5,150	[5]	$1,925	$6,657		$36,472

Q1 2024
Reconciliations (continued)

UNCONSOLIDATED JOINT VENTURES [1]
Reconciliation of BXP’s share of Net Operating Income/(Loss)	Boston	Los Angeles		New York		San Francisco		Seattle	Washington, DC	Total Unconsolidated Joint Ventures
BXP’s share of rental revenue [3]	$14,319	$10,531	[5]	$10,339	[5]	$8,109	[5]	$3,078	$10,001	$56,377
BXP’s share of operating expenses	5,562	3,283		4,355		2,955		1,202	3,590	20,947
BXP’s share of net operating income/(loss)	8,757	7,248	[5]	5,984	[5]	5,154	[5]	1,876	6,411	35,430
Less:
BXP’s share of termination income	—	—		2,659		—		—	—	2,659
BXP’s share of net operating income/(loss) (excluding termination income)	8,757	7,248		3,325		5,154		1,876	6,411	32,771
Less:
BXP’s share of straight-line rent	552	(305)	[5]	883	[5]	2,361	[5]	236	162	3,889
BXP’s share of fair value lease revenue	—	305	[5]	527	[5]	(211)	[5]	366	—	987
BXP’s share of amortization and accretion related to sales type lease	27	—		—		—		—	—	27
Add:
BXP’s share of straight-line ground rent expense adjustment	—	—		139		—		—	—	139
BXP’s share of lease transaction costs that qualify as rent inducements	—	—		—		—		—	13	13
BXP’s share of net operating income/(loss) - cash (excluding termination income)	$8,178	$7,248	[5]	$2,054	[5]	$3,004	[5]	$1,274	$6,262	$28,020

Reconciliation of BXP’s share of Revenue
BXP’s share of rental revenue [3]	$14,319	$10,531	[5]	$10,339	[5]	$8,109	[5]	$3,078	$10,001	$56,377
Add:
BXP’s share of development and management services revenue	—	—		278		—		—	—	278
BXP’s share of revenue	$14,319	$10,531	[5]	$10,617	[5]	$8,109	[5]	$3,078	$10,001	$56,655

_____________
1 For information on the properties included for each region and the Company’s percentage ownership in each property, see pages 21-24.
2 Lease revenue includes recoveries from clients and service income from clients.
3 See the Definitions and Reconciliations sections of this Supplemental package starting on page 56.
4 Includes approximately $278 of straight-line ground rent expense.
5 The Company’s purchase price allocation under ASC 805 for certain joint ventures differs from the historical basis of the venture.
6 On January 8, 2024, the Company's joint venture partner in 901 New York Avenue transferred all of its ownership interest in the joint venture to the Company for a gross purchase price of $10.0 million. The Company recorded a gain of approximately $21.8 million on the consolidation of 901 New York Avenue.

Q1 2024
Reconciliations (continued)
Reconciliation of Net income attributable to Boston Properties, Inc. to
BXP’s Share of same property net operating income (NOI)
(dollars in thousands)

	Three Months Ended
	31-Dec-23	31-Dec-22
Net income attributable to Boston Properties, Inc.	$119,925	$121,790
Net income attributable to noncontrolling interests
Noncontrolling interest - common units of the Operating Partnership	13,906	13,972
Noncontrolling interest in property partnerships	19,324	19,961
Net income	153,155	155,723
Add:
Interest expense	155,080	119,923
Unrealized loss on non-real estate investment	93	150
Losses from interest rate contracts	79	—
Depreciation and amortization expense	212,067	198,330
Transaction costs	2,343	759
Payroll and related costs from management services contracts	4,021	4,246
General and administrative expense	38,771	36,000
Less:
Interest and other income (loss)	20,965	5,789
Gains from investments in securities	3,245	2,096
Gain on sales-type lease	—	10,058
Gains on sales of real estate	—	55,726
Income (loss) from unconsolidated joint ventures	22,250	(58,451)
Direct reimbursements of payroll and related costs from management services contracts	4,021	4,246
Development and management services revenue	12,728	8,406
Net Operating Income (NOI)	502,400	487,261
Add:
BXP’s share of NOI from unconsolidated joint ventures	38,520	37,734
Less:
Partners’ share of NOI from consolidated joint ventures (after income allocation to private REIT shareholders)	49,263	48,589
BXP’s Share of NOI	491,657	476,406
Less:
Termination income	10,485	1,723
BXP’s share of termination income from unconsolidated joint ventures	—	803
Add:
Partners’ share of termination income from consolidated joint ventures	135	206
BXP’s Share of NOI (excluding termination income)	$481,307	$474,086

Net Operating Income (NOI)	$502,400	$487,261
Less:
Termination income	10,485	1,723
NOI from non Same Properties (excluding termination income)	23,045	9,117
Same Property NOI (excluding termination income)	468,870	476,421
Less:
Partners’ share of NOI from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders)	49,128	48,383
Add:
Partners’ share of NOI from non Same Properties from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders)	—	—
BXP’s share of NOI from unconsolidated joint ventures (excluding termination income)	38,520	36,931
Less:
BXP’s share of NOI from non Same Properties from unconsolidated joint ventures (excluding termination income)	10,005	9,667
BXP’s Share of Same Property NOI (excluding termination income)	$448,257	$455,302

Change in BXP’s Share of Same Property NOI (excluding termination income)	$(7,045)
Change in BXP’s Share of Same Property NOI (excluding termination income)	(1.5)%

Q1 2024
Reconciliations (continued)
Reconciliation of Net income attributable to Boston Properties, Inc. to
BXP’s Share of same property net operating income (NOI) - cash
(dollars in thousands)

	Three Months Ended
	31-Dec-23	31-Dec-22
Net income attributable to Boston Properties, Inc.	$119,925	$121,790
Net (income) loss attributable to noncontrolling interests:
Noncontrolling interest - common units of the Operating Partnership	13,906	13,972
Noncontrolling interest in property partnerships	19,324	19,961
Net income	153,155	155,723
Add:
Interest expense	155,080	119,923
Unrealized loss on non-real estate investment	93	150
Losses from interest rate contracts	79	—
Depreciation and amortization expense	212,067	198,330
Transaction costs	2,343	759
Payroll and related costs from management services contracts	4,021	4,246
General and administrative expense	38,771	36,000
Less:
Interest and other income (loss)	20,965	5,789
Gains from investments in securities	3,245	2,096
Gain on sales-type lease	—	10,058
Gains on sales of real estate	—	55,726
Income (loss) from unconsolidated joint ventures	22,250	(58,451)
Direct reimbursements of payroll and related costs from management services contracts	4,021	4,246
Development and management services revenue	12,728	8,406
Net Operating Income (NOI)	502,400	487,261
Less:
Straight-line rent	29,235	32,038
Fair value lease revenue	2,518	3,088
Amortization and accretion related to sales type lease	238	—
Termination income	10,485	1,723
Add:
Straight-line ground rent expense adjustment [1]	578	631
Lease transaction costs that qualify as rent inducements [2]	1,276	11,212
NOI - cash (excluding termination income)	461,778	462,255
Less:
NOI - cash from non Same Properties (excluding termination income)	13,308	8,649
Same Property NOI - cash (excluding termination income)	448,470	453,606
Less:
Partners’ share of NOI - cash from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders)	44,606	43,709
Add:
Partners’ share of NOI - cash from non Same Properties from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders)	—	—
BXP’s share of NOI - cash from unconsolidated joint ventures (excluding termination income)	33,704	33,154
Less:
BXP’s share of NOI - cash from non Same Properties from unconsolidated joint ventures (excluding termination income)	7,368	8,657
BXP’s Share of Same Property NOI - cash (excluding termination income)	$430,200	$434,394

Change in BXP’s Share of Same Property NOI - cash (excluding termination income)	$(4,194)
Change in BXP’s Share of Same Property NOI - cash (excluding termination income)	(1.0)%
_____________
1.In light of the front-ended, uneven rental payments required by the Company’s 99-year ground and air rights lease for the 100 Clarendon Street garage and Back Bay Transit Station in Boston, MA, and to make period-to-period comparisons more meaningful to investors, the adjustment does not include the straight-line impact of approximately $(543) and $(369) for the three months ended December 31, 2023 and 2022, respectively. As of December 31, 2023, the Company has remaining lease payments aggregating approximately $24.3 million, all of which it expects to incur by the end of 2025 with no payments thereafter. Under GAAP, the Company recognizes expense of $(87) per quarter on a straight-line basis over the term of the lease. However, unlike more traditional ground and air rights leases, the timing and amounts of the rental payments by the Company correlate to the uneven timing and funding by the Company of capital expenditures related to improvements at Back Bay Transit Station. As a result, the amounts excluded from the adjustment each quarter through 2025 may vary significantly.
2.Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP.

Q1 2024
Consolidated Income Statement - prior year

(unaudited and in thousands, except per share amounts)

	Three Months Ended
	31-Mar-23	31-Dec-22
Revenue
Lease	$756,875	$739,094
Parking and other	23,064	26,088
Insurance proceeds	945	903
Hotel revenue	8,101	11,087
Development and management services	8,980	8,406
Direct reimbursements of payroll and related costs from management services contracts	5,235	4,246
Total revenue	803,200	789,824
Expenses
Operating	147,182	144,668
Real estate taxes	139,432	135,529
Demolition costs	2,275	203
Restoration expenses related to insurance claim	2,419	1,865
Hotel operating	6,671	7,646
General and administrative	55,802	36,000
Payroll and related costs from management services contracts	5,235	4,246
Transaction costs	911	759
Depreciation and amortization	208,734	198,330
Total expenses	568,661	529,246
Other income (expense)
Loss from unconsolidated joint ventures	(7,569)	(58,451)
Gains on sales of real estate	—	55,726
Gain on sales-type lease	—	10,058
Gains (losses) from investments in securities	1,665	2,096
Interest and other income (loss)	10,941	5,789
Unrealized gain (loss) on non-real estate investment	259	(150)
Interest expense	(134,207)	(119,923)
Net income	105,628	155,723
Net income attributable to noncontrolling interests
Noncontrolling interest in property partnerships	(18,660)	(19,961)
Noncontrolling interest - common units of the Operating Partnership	(9,078)	(13,972)
Net income attributable to Boston Properties, Inc.	$77,890	$121,790

INCOME PER SHARE OF COMMON STOCK (EPS)

Net income attributable to Boston Properties, Inc. per share - basic	$0.50	$0.78
Net income attributable to Boston Properties, Inc. per share - diluted	$0.50	$0.78